UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
 (Name and address of agent for service)

(Registrant's telephone number, including area code): (414) 765-6872

Date of fiscal year end:  November 30, 2017

Date of reporting period:  November 30, 2017

Item 1. Reports to Stockholders.

Semper MBS Total Return Fund
Class A– SEMOX
Investor Class – SEMPX
Institutional Class – SEMMX

Semper Short Duration Fund
Investor Class – SEMRX
Institutional Class – SEMIX

Annual Report
November 30, 2017

SEMPER FUNDS

Table of Contents

Shareholder Letter	1
Allocation of Portfolio Assets	6
Expense Example	8
Investment Highlights	10
Schedule of Investments	12
Statements of Assets and Liabilities	38
Statements of Operations	41
Statements of Changes in Net Assets	42
Financial Highlights	46
Notes to Financial Statements	51
Report of Independent Registered Public Accounting Firm	70
Notice to Shareholders	71
Information about Trustees and Officers	72
Householding	76
Privacy Notice	77

SEMPER FUNDS

January 4, 2018

Dear Shareholder,

The Semper MBS Total Return Fund (the “Total Return Fund” or the “Fund”) completed its fourth full fiscal year on November 30th, 2017, with assets crossing $1.1 billion, double the Fund size one year earlier.  Although the Fund’s growth was significant, investment opportunities in the mortgage credit sectors remained plentiful.  For the fiscal year ended November 30th, 2017, net performance for the Institutional Class was 6.59% and for the Investor Class was 6.34%.  The Class A shares launched in December 2015, completing their first full fiscal year as of November 30th, 2017 with net performance of 6.34% (without the maximum 2.00% front-end load) and 4.17% (with the load).  For that same period, the performance of the Bloomberg Barclays U.S. Mortgage-Backed Securities (“MBS”) Index (the “Index”), the Fund’s benchmark index, was 2.14%.

The Fund’s primary strategies during the year remained unchanged.  The Total Return Fund, under normal market conditions, invests at least 80% of its net assets in MBS and seeks to provide a high level of risk-adjusted current income and capital appreciation.  Throughout the fiscal year, the Fund’s largest allocation was to the non-agency residential MBS (“RMBS”) sector, with a November 30th, 2017 allocation of 69%.

As of November 30th, the Fund had a 5-star overall Morningstar rating for the Institutional Class in the Morningstar Non-Traditional Bond Fund universe out of 267 funds.  As of November 30th, 2017, the Fund’s Institutional Class was ranked in the top decile in this universe based on trailing three-year performance among 267 funds.

The primary source of performance and excess return, relative to the Index performance during the fiscal year ended November 30th, 2017, was the portfolio’s yield advantage from its allocation to non-agency RMBS, along with an allocation to non-agency commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”).  The portfolio’s return from interest income was approximately 4.8% for the year, adjusted for expenses, with combined realized and unrealized gains contributing over 1.5% of performance.

The Fund’s fiscal year began with a rapid rise in Treasury rates as investors assigned a higher probability to fiscal stimulus and inflation expectations following the general elections.  By the end of December 2016, Treasury yields had begun to come down, and volatility began a slow decline.  The market and economic environment was generally accommodative for the Fund and its investment strategy for the entire fiscal year.  Supported by improving economic activity domestically and strong markets, and the prospect of fiscal stimulus, the U.S. Federal Reserve Board (“Fed”) raised the target Fed Funds Rate three times, in December 2016, March 2017 and June 2017, each time by 25 basis points, and began its very gradual balance sheet tapering program.  The front end of the yield curve rose in concert, with the 2-year Treasury yield increasing from 1.1% on November 30, 2016, to 1.8% one year later.  Despite this monetary policy deceleration, risk assets including equities, high yield

SEMPER FUNDS

corporates, and non-agency MBS generally increased in price throughout the period, with very few periods of volatility.  Intermediate Treasuries generally traded in a narrow range for most of the fiscal year, with the 10-year Treasury yield briefly hitting a high yield of 2.63% in March and a low yield of 2.04% in September.  The calendar year began and ended with the 10-year Treasury at 2.4%.

The RMBS sector continued to benefit from improvements in both fundamental and technical factors.  Home prices rose by over 5% nationally on average year-over-year once again according to both Case-Shiller and CoreLogic indices, and home prices in most locations are now at or above 2006 peak levels. Housing affordability, consumer credit quality, and employment statistics all remain attractive and supportive of the sector’s credit quality.  Supply-demand technicals remain favorable as well, as the outstanding size of legacy RMBS declined by about 10% year-over-year to approximately $500 billion.  The mortgage credit curve flattened over the course of the year as higher risk, longer duration securities outperformed, and yields compressed.  New issue, or next generation, RMBS issuance grew to about $60 billion during the year, and the liquidity, higher beta, range of structures and collateral, and range of risk/return profiles made this an increasingly important part of the mortgage credit sector.  We observed a growing opportunity to reallocate between legacy and newer issue securities, and expect this to be an increasingly important source of potential value in coming years.

We expect to maintain a similar overall Fund structure in 2018, with the largest allocation to non-agencies, made up of a combination of both legacy and newer issue securities, modest allocation to CMBS and ABS, and a continued target duration of under two years.  With continued strength in the housing market and employment growth modestly impacted by the hurricanes and other natural disasters, potential fiscal stimulus from the recently enacted tax legislation, and an improved outlook for global growth and inflation, we expect the Fed will continue to target higher interest rates, potentially raising their target Fed Funds rate three more times and increasing their tapering program.  We believe the Fund is well positioned for this scenario, with a high relative yield and low relative level of rate sensitivity, and expect that continued fundamental credit improvement in the real estate sector will further support attractive relative performance for the Fund.

We believe that one of the RMBS sector’s key attributes is its low level of interest rate sensitivity, the result of shortening maturities, variable interest rates for approximately half of the universe, and securities trading on price rather than spread because of their discount prices, while their fundamental credit quality continues to improve.  Approximately 70% of the Fund currently consists of floating rate securities.

The Fund’s effective duration as of November 30th, 2017, was 1.95 years, versus 4.57 years for the Index, and the portfolio’s bonds have exhibited even less rate sensitivity than the duration would infer.  The Fund continued to have a yield advantage relative to the Index.  The Fund’s yield to maturity as of November 30th was 4.45%, versus the Index’s yield to maturity of 2.94%.  The Fund’s Institutional Class 30-day SEC yield as of November 30th, 2017 was 3.74% subsidized and 3.74% unsubsidized.  The Fund’s Investor Class 30-day SEC yield as of November 30th, 2017 was 3.49%

SEMPER FUNDS

subsidized and 3.49% unsubsidized.  The Fund’s Class A 30-day SEC yield as of November 30th, 2017 was 3.42% subsidized and 3.42% unsubsidized.  The trailing 12-month yield for the Institutional Class was 5.15%.

At the end of November 2017, the Total Return Fund’s portfolio was well diversified with over 270 positions.  69% percent of the Fund’s portfolio was invested in non-agency RMBS, 15% in non-agency CMBS, and 9% in asset-backed securities.

We believe today’s environment, including improving domestic economic conditions and steady or modestly rising rates, positions non-agency RMBS to potentially be a top performing fixed income sector once again in 2018.  Many of the sector’s securities, which offer a combination of optionality to improving economic fundamentals, combined with the positive supply/demand dynamics of this legacy market in which declining supply has met with increasing demand, should continue to generate attractive yield as well as the potential for price appreciation.  We increasingly believe that the Fund’s relatively small size in contrast to many bond funds is particularly well suited to this fragmented and opaque over-the-counter sector. Bonds in this sector continue to offer a combination of attractive yields, low and declining interest rate sensitivity, discount prices relative to par, and optionality to continued real estate market improvement.

The Semper Short Duration Fund (the “Short Duration Fund” or the “Fund”) ended the fiscal year with approximately $56 million in assets, up from $43 million one year earlier.  For the fiscal year ended November 30th, 2017, performance for the Institutional Class was 3.16%, and for the Investor Class was 2.90%.  The performance of the Bloomberg Barclays 1-3 Year U.S. Government Index during this same period was 0.47%.  The performance of the Bloomberg Barclays 1-3 Year U.S. Treasury Index was 0.45% for the same period.

The front end of the yield curve exhibited a steadier upward trajectory in contrast to the path of intermediate Treasury yields, resulting in significant curve flattening.  The two-year Treasury began the fiscal year yielding 1.1% and rose by approximately 70 basis points, largely in line with increases in the target Fed Funds Rate moves. Performance was positive each month during the fiscal year, buoyed by strong relative yield, solid credit performance, and low interest rate sensitivity.

Similar to the Total Return Fund, the Short Duration Fund is primarily allocated to structured credit sectors including MBS, CMBS, and ABS.  Duration was kept low during the fiscal year, remaining in a range of 0.5 years to 0.75 years, and ending the fiscal year at 0.5 years.  At the end of November 2017, the Short Duration Fund was well diversified with over 150 positions.  23% of the Fund’s portfolio was invested in non-agency RMBS, 5% in agency MBS, 23% in CMBS, 18% in Treasury notes, 18% in ABS, and 11% in senior AAA-rated collateralized loan obligations (“CLOs”) securities.  The focus on short duration structured credit resulted in an attractive yield to maturity of 2.95% and a 30-day SEC yield of 1.98% subsidized and 1.76% unsubsidized for the Institutional Class as of November 30th, 2017.  The 30-day SEC yield for the Investor Class as of November 30th, 2017, was 1.73% subsidized and 1.51% unsubsidized.  The trailing twelve-month yield for the Institutional Class was 3.10%.

SEMPER FUNDS

In November 2016, the Fund was reclassified by Morningstar into the Morningstar Ultrashort Bond Fund universe, where the Institutional Class has received a 5-star overall rating among 142 funds, and remains in the top 5 percent in the universe based on trailing one-year, three-year, and five-year performance among 178,142, and 109 funds, respectively.  The Fund had previously been in the Morningstar Short Duration Bond Fund universe.  This reclassification was recognition of the limited interest rate sensitivity of the Fund.

We expect that the portfolio’s overall structure in 2018 will remain similar, with a significant allocation to RMBS, CMBS, and ABS and low interest rate sensitivity.  This low rate sensitivity is supported by the low average lives of most of the Fund’s positions, including a 60% allocation to floating rate securities. With a strengthening U.S. economy and an expectation that the Fed will continue on a path of gradually raising their target interest rate, we believe that a continuation of our strategy, to invest in securities with credit sensitivity to improving real estate fundamentals but relatively low interest rate sensitivity, can best position the Fund to perform well in 2018 on an absolute and relative basis.

Both the Total Return Fund and the Short Duration Fund have significant capacity and appropriate liquidity looking to the new fiscal year.

Sincerely,
Semper Capital Management, L.P.

Past performance is not a guarantee of future results.

Opinions expressed are those of Semper Capital Management, L.P., the Semper MBS Total Return Fund’s and the Semper Short Duration Bond Fund’s investment adviser, and are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk.  Principal loss is possible.

The Funds invest in debt securities: As interest rates rise, the value of debt securities decrease; whereas prepayment risk tends to occur during periods of declining interest rates. This risk is usually greater for longer-term debt securities. Recent turbulence in the financial markets and reduced liquidity in credit and fixed-income market may have an adverse effect on the Funds. Investments in mortgage-backed and asset-backed securities include additional risks that investors should be aware of such as credit risk, interest rate risk, prepayment risk, real estate market risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. Accordingly, the Funds may not be suitable for all investors.

In addition, the MBS Total Return Fund invests in lower-rated and non-rated securities that present a greater risk of loss to principal and interest than higher-rated securities. The Fund may make short sales of securities, which involves the risk that losses to those securities may exceed the original amount invested by the Fund. The Fund may invest in securities that are less liquid which can be difficult to sell. The Fund may use certain types of investment derivatives such as futures, forwards, and swaps. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities. The Fund may invest in To Be Announced (“TBA”) securities which involve interest rate and investment exposure risks. The Fund may invest in when-issued securities which may involve less favorable prices for securities, when delivered, and failure to deliver securities could cause a loss to the Fund.

SEMPER FUNDS

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete listing of Fund holdings, please refer to the Schedule of Investments in this report.

Diversification does not assure a profit nor protect against loss in a declining market.

The Bloomberg Barclays Capital U.S. Mortgage Backed Securities Index covers agency mortgage-backed pass-through securities – both fixed-rate and hybrid ARM – issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).  Pool aggregates must have at least $250 million outstanding with a weighted average maturity of at least one year.

The Bloomberg Barclays 1-3 Year U.S. Government Index covers U.S. Treasury and agency securities issued by the U.S. Government with a maturity from 1 up to but not including 3 years.  This unmanaged index contains only dollar-denominated issues with at least $250 million par outstanding.

The Bloomberg Barclays 1-3 Year U.S. Treasury Index covers U.S. Treasury securities issued by the U.S. Government with a maturity from 1 up to but not including 3 years.  This unmanaged index contains only dollar-denominated issues with at least $250 million par outstanding.

The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history, without adjustment for sales loads. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating™ for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating™ metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. As of November 30th, the Short Duration Fund had a 5 star rating for both 3 and 5 year performance out of 142 and 109 funds, respectively. The Total Return Fund was ranked in the 3rd decile for 1 year performance out of 344 funds.

Morningstar Rankings represent a fund’s total-return percentile rank relative to all funds that have the same Morningstar Category. The highest percentile rank is 1 and the lowest is 100. It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.

©2017 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Effective Duration: Calculation for bonds with cash flow variability.  It takes into account that expected cash flows will fluctuate as interest rates change.

Yield: Interest income divided by price for a bond or portfolio of bonds.

Yield to Maturity:  Anticipated rate of return on a bond or portfolio of bonds if held until the maturity date.

30-Day SEC Yield: Standardized yield which is calculated based on a 30-day period ending on the last day of the previous month.  It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

Par is the face value or nominal value of a bond.

Basis point equals 1/100th of 1%.

Beta is a measure of the volatility of a security or a portfolio in comparison to the market as a whole.

One cannot invest directly in an index.

This report must be preceded or accompanied by a prospectus.

The Semper Funds are distributed by Quasar Distributors, LLC.

SEMPER MBS TOTAL RETURN FUND

ALLOCATION OF PORTFOLIO ASSETS at November 30, 2017 (Unaudited)

Percentages represent market value as a percentage of total investments.

SEMPER SHORT DURATION FUND

ALLOCATION OF PORTFOLIO ASSETS at November 30, 2017 (Unaudited)

Percentages represent market value as a percentage of total investments.

SEMPER FUNDS

EXPENSE EXAMPLE at November 30, 2017 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/17 – 11/30/17).

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses, with actual net expenses being limited to 1.00%, 1.00% and 0.75% per the operating expenses limitation agreement for the Semper MBS Total Return Fund – Class A, Investor Class and Institutional Class shares, respectively, and limited to 0.85% and 0.60% per the operating expenses limitation agreement for the Semper Short Duration Fund – Investor Class and Institutional Class shares, respectively.  You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is different from the Fund’s actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

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EXPENSE EXAMPLE at November 30, 2017 (Unaudited), Continued

Total Return Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/17	11/30/17	6/1/17 – 11/30/17(1)
Class A
Actual	$1,000.00	$1,028.40	$4.93
Hypothetical (5% return	$1,000.00	$1,020.21	$4.91
before expenses)

Investor Class
Actual	$1,000.00	$1,028.40	$4.93
Hypothetical (5% return	$1,000.00	$1,020.21	$4.91
before expenses)

Institutional Class
Actual	$1,000.00	$1,030.60	$3.67
Hypothetical (5% return	$1,000.00	$1,021.46	$3.65
before expenses)

(1)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.  The annualized expense ratios of the Semper MBS Total Return Fund – Class A, Investor Class and Institutional Class are 0.97%, 0.97% and 0.72%, respectively.

Short Duration Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/17	11/30/17	6/1/17 – 11/30/17(1)
Investor Class
Actual	$1,000.00	$1,016.60	$4.44
Hypothetical (5% return	$1,000.00	$1,020.66	$4.46
before expenses)

Institutional Class
Actual	$1,000.00	$1,012.90	$3.18
Hypothetical (5% return	$1,000.00	$1,021.91	$3.19
before expenses)

(1)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.  The annualized expense ratios of the Semper Short Duration Fund – Investor Class and Institutional Class are 0.88% and 0.63%, respectively.

SEMPER MBS TOTAL RETURN FUND

Comparison of the change in value of a $1,000,000 investment in the
Semper MBS Total Return Fund – Institutional Class vs
the Bloomberg Barclays U.S. MBS Index

			Since	Since
	One	Three	Inception	Inception
Average Annual Total Return	Year	Years	(7/22/13)	(12/18/2015)
Semper MBS Total Return Fund –
Investor Class	6.34%	4.41%	6.98%	—
Semper MBS Total Return Fund –
Institutional Class	6.59%	4.66%	7.24%	—
Semper MBS Total Return Fund –
Class A (with sales load)	4.17%	—	—	3.53%
Semper MBS Total Return Fund –
Class A (without sales load)	6.34%	—	—	4.60%
Bloomberg Barclays U.S. MBS Index	2.14%	1.83%	2.72%	1.92%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by calling 1-855-736-7799 (855-SEM-PRXX).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers were in effect prior to November 30, 2014.  In the absence of fee waivers, returns would be reduced.  For the years ended November 30, 2015, November 30, 2016 and November 30, 2017, the adviser recouped previously waived fees.  In the absence of the recoupment, returns would be higher.  Class A shares may be subject to a 2.00% front-end sales load.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Bloomberg Barclays U.S. MBS Index covers agency mortgage-backed pass-through securities – both fixed-rate and hybrid adjustable rate mortgages – issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). Pool aggregates must have at least $250 million par outstanding with a weighted average maturity of at least one year.

SEMPER SHORT DURATION FUND

Comparison of the change in value of a $1,000,000 investment in the Semper Short Duration Fund – Institutional Class vs
the Bloomberg Barclays 1-3 Year Government Index and the
Bloomberg Barclays 1-3 Year U.S. Treasury Index

				Since
	One	Three	Five	Inception
Average Annual Total Return	Year	Years	Years	(12/23/10)
Semper Short Duration Fund – Investor Class	2.90%	1.96%	1.58%	2.25%
Semper Short Duration Fund – Institutional Class	3.16%	2.22%	1.84%	2.52%
Bloomberg Barclays 1-3 Year Government Index	0.47%	0.54%	0.58%	0.74%
Bloomberg Barclays 1-3 Year U.S. Treasury Index	0.45%	0.53%	0.57%	0.72%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by calling 1-888-736-7799 (855-SEM-PRXX).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Bloomberg Barclays 1-3 Year Government Index (the “Index”) includes Treasury and agency securities issued by the U.S. Government with a maturity from one up to (but not including) three years.  The Index contains only dollar denominated, investment grade issues with at least $250 million par outstanding.  Total return includes the reinvestment of income.

The Bloomberg Barclays 1-3 Year U.S. Treasury Index covers U.S. Treasury securities issued by the U.S. Government with a maturity from one up to but not including three years.  This unmanaged index contains only dollar-denominated issues with at least $250 million par outstanding. Total return includes the reinvestment of income.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2017

	Principal
	Amount	Value
ASSET-BACKED SECURITIES – NON-AGENCY – 7.8%
American Credit Acceptance Receivables Trust
Series 2017-1, Class E, 5.440%, 3/13/24 (d)	$3,000,000	$3,048,618
Series 2017-3, Class E, 5.170%, 6/10/24 (d)	4,387,000	4,405,948
CarFinance Capital Auto Trust
Series 2015-1A, Class E, 5.490%, 1/18/22 (d)	3,500,000	3,529,848
CIG Auto Receivables Trust
Series 2017-1A, Class C, 5.330%, 12/16/24 (d)	714,000	714,202
Conn Funding II, LP
Series 2017-A, Class B, 5.110%, 2/15/20 (d)	1,900,000	1,903,715
CPS Auto Receivables Trust
Series 2017-C, Class E, 5.720%, 9/16/24 (d)	1,000,000	1,018,387
CPS Auto Trust
Series 2016-C, Class E, 8.390%, 9/15/23 (d)	4,000,000	4,352,694
Series 2016-D, Class E, 6.860%, 4/15/24 (d)	4,375,000	4,600,389
Series 2017-D, Class E, 5.300%, 6/17/24 (d)	5,000,000	5,004,688
DT Auto Owner Trust
Series 2017-1A, Class E, 5.790%, 2/15/24 (d)	3,500,000	3,561,794
Series 2017-4A, Class E, 5.150%, 11/15/24 (d)	2,730,000	2,738,745
Exeter Automobile Receivables Trust
Series 2016-3A, Class D, 6.400%, 7/17/23 (d)	4,350,000	4,509,119
Series 2017-3A, Class D, 5.280%, 10/15/24 (d)	5,549,500	5,556,171
Flagship Credit Auto Trust
Series 2017-1, Class E, 6.460%, 12/15/23 (d)	4,000,000	4,163,153
Series 2017-3, Class E, 5.260%, 10/15/24 (d)	5,150,000	5,111,712
GLS Auto Receivables Trust
Series 2015-1A, Class C, 9.790%, 10/15/25 (d)	5,575,000	5,818,945
HOA Funding, LLC
Series 2015-1A, Class A2, 5.500%, 8/20/44 (d)	4,320,000	4,321,659
Series 2015-1A, Class B, 9.000%, 8/20/44 (d)(f)	2,000,000	1,987,500
Kabbage Asset Securitization, LLC
Series 2017-1, Class B, 5.794%, 3/15/22 (d)	350,000	361,961
Series 2017-1, Class D, 10.000%, 3/15/22 (d)	1,452,495	1,491,121
Nations Equipment Finance Funding II, LLC
Series 2014-1A, Class C, 5.227%, 9/20/19 (d)	4,098,795	4,075,356
Skopos Auto Receivables Trust
Series 2015-1A, Class A, 3.100%, 12/15/23 (d)	15,783	15,786
SLM Private Credit Student Loan Trust
Series 2003-A, Class A3, 3.200%
(28 Day Auction Rate + 0.000%), 6/15/32	2,418,000	2,418,177
Series 2003-A, Class A4, 3.240%
(28 Day Auction Rate + 0.000%), 6/15/32	2,450,000	2,450,179

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2017, Continued

	Principal
	Amount	Value
SLM Private Credit Student Loan Trust (Continued)
Series 2003-C, Class A3, 3.043%
(28 Day Auction Rate + 0.000%), 9/15/32	$2,500,000	$2,492,116
Series 2003-C, Class A4, 3.080%
(28 Day Auction Rate + 0.000%), 9/15/32	2,500,000	2,492,116
Series 2003-B, Class A3, 3.790%
(28 Day Auction Rate + 0.000%), 3/15/33	2,500,000	2,481,523
Series 2003-B, Class A4, 3.320%
(28 Day Auction Rate + 0.000%), 3/15/33	2,500,000	2,481,523
WAVE Trust, LLC
Series 2017-1A, Class C, 6.656%, 11/15/42 (d)	1,001,000	1,008,139
Total Asset-Backed Securities –
Non-Agency (cost $87,204,989)		88,115,284

ASSET-BACKED SECURITIES – REAL ESTATE – 0.9%
Diamond Resorts Owner Trust
Series 2013-1, Class A, 1.950%, 1/20/25 (d)	790,132	787,766
Series 2013-2, Class A, 2.270%, 5/20/26 (d)	2,932,704	2,927,623
Green Tree Agency Advance Funding Trust
Series 2016-T1, Class DT1, 4.058%, 10/15/48 (d)(f)	1,670,000	1,659,579
Ocwen Master Advance Receivables Trust
Series 2016-T1, Class DT1, 4.246%, 8/17/48 (d)(f)	1,500,000	1,483,850
Series 2016-T2, Class DT2, 4.446%, 8/16/49 (d)(f)	1,000,000	976,144
Westgate Resorts, LLC
Series 2017-1A, Class B, 4.050%, 12/20/30 (d)	1,696,928	1,687,505
Total Asset-Backed Securities –
Real Estate (cost $9,564,369)		9,522,467

COLLATERALIZED DEBT OBLIGATIONS – 0.9%
InCaps Funding I Ltd.
3.481% (3 Month LIBOR USD + 2.000%), 6/1/33 (d)(f)	4,973,366	4,103,027
3.481% (3 Month LIBOR USD + 2.000%), 6/1/33 (a)(d)(f)	762,001	628,651
MM Community Funding III
Series 2002-03, Class M2, 3.623%
(6 Month LIBOR USD + 2.050%), 5/1/32 (d)(f)	4,791,446	4,474,012
Trapeza CDO VII Ltd.
Series 2007-12A, Class A1, 1.528%
(3 Month LIBOR USD + 0.290%), 4/6/42 (d)(f)	1,399,620	1,224,668
Total Collateralized Debt Obligations
(cost $10,447,229)		10,430,358

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2017, Continued

	Principal
	Amount	Value
COLLATERALIZED LOAN OBLIGATIONS – 3.4%
Allegro CLO Ltd.
Series 2013-1A, Class D, 6.128%
(3 Month LIBOR USD + 4.750%), 1/30/26 (d)	$2,250,000	$2,256,887
Atrium CDO Corp.
Series 11A, Class E, 6.463%
(3 Month LIBOR USD + 5.100%), 10/23/25 (d)	1,250,000	1,252,960
Cent CDO Ltd.
Series 2007-14A, Class E, 4.709%
(3 Month LIBOR USD + 3.350%), 4/15/21 (d)	2,750,000	2,760,700
CIFC Funding Ltd.
Series 2012-2A, Class B2R, 7.068%
(3 Month LIBOR USD + 5.750%), 12/5/24 (d)	1,725,000	1,724,986
Series 2014-1A, Class E, 5.854%
(3 Month LIBOR USD + 4.500%), 4/18/25 (d)	4,250,000	4,238,577
Series 2014-3A, Class E, 6.113%
(3 Month LIBOR USD + 4.750%), 7/22/26 (d)(f)	4,950,000	4,950,000
Dryden 31 Senior Loan Fund
Series 2014-31A, Class E, 5.604%
(3 Month LIBOR USD + 4.250%), 4/18/26 (d)	1,025,000	1,025,204
Goldentree Loan Opportunities VIII Ltd.
Series 2014-8A, Class E, 5.867%
(3 Month LIBOR USD + 4.510%), 4/19/26 (d)	4,750,000	4,740,455
Hildene CLO II Ltd.
Series 2014-2A, Class E, 6.457%
(3 Month LIBOR USD + 5.100%), 7/19/26 (d)	1,250,000	1,245,328
Madison Park Funding XII Ltd.
Series 2014-12A, Class E, 6.463%
(3 Month LIBOR USD + 5.100%), 7/20/26 (d)	975,000	980,556
Mountain View Funding
Series 2007-3A, Class E, 5.009%
(3 Month LIBOR USD + 3.650%), 4/16/21 (d)	4,000,000	4,010,361
OZLM VI Ltd.
Series 2014-6A, Class D, 6.103%
(3 Month LIBOR USD + 4.750%), 4/17/26 (d)	4,975,000	4,977,255
Shackleton CLO Ltd.
Series 2013-4A, Class E, 6.359%
(3 Month LIBOR USD + 5.000%), 1/13/25 (d)	2,100,000	2,106,153
Sound Point CLO IV Ltd.
Series 2013-4A, Class E, 5.863%
(3 Month LIBOR USD + 4.500%), 1/21/26 (d)	2,000,000	2,007,426
Total Collateralized Loan Obligations
(cost $38,308,159)		38,276,848

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2017, Continued

	Principal
	Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES – AGENCY – 0.4%
Fannie Mae-Aces
Series 2010-M6, Class SA, 5.063%
(1 Month LIBOR USD + 6.390%), 9/25/20 (h)	$1,872,434	$172,311
Freddie Mac Multifamily Structured Pass Through Certificates
Series K066, Class X3, 2.235%, 8/25/45 (a)(h)	26,050,000	4,279,054
GNMA REMIC Trust
Series 2012-25, Class IO, 0.694%, 8/16/52 (a)(h)	3,546,157	106,196
Series 2013-173, Class AC, 2.680%, 10/16/53 (a)	25,081	25,438
Total Commercial Mortgage-Backed
Securities – Agency (cost $4,685,438)		4,582,999

COMMERCIAL MORTGAGE-BACKED SECURITIES – NON-AGENCY – 14.5%
Asset Securitization Corp.
Series 1996-D2, Class B1B, 8.259%, 2/14/29 (a)(d)	182,543	181,080
Bayview Commercial Asset Trust
Series 2006-3A, Class A1, 1.579%
(1 Month LIBOR USD + 0.250%), 10/25/36 (d)	8,103,522	7,702,623
Series 2007-1, Class A1, 1.549%
(1 Month LIBOR USD + 0.220%), 3/25/37 (d)	493,700	473,346
Series 2007-4A, Class A1, 1.778%
(1 Month LIBOR + 0.450%), 9/25/37 (d)(f)	14,683,916	13,802,881
Bayview Financial Acquisition Trust
Series 2005-A, Class A1, 2.338%
(1 Month LIBOR USD + 1.000%), 2/28/40 (d)	6,793,405	6,127,530
Bayview Financial Revolving Asset Trust
Series 2005-E, Class A1, 2.338%
(1 Month LIBOR USD + 1.000%), 12/28/40 (d)	3,034,485	2,767,662
Series 2005-E, Class A2A, 2.268%
(1 Month LIBOR USD + 0.930%), 12/28/40 (d)	2,367,781	2,162,785
Business Loan Express
Series 2003-1A, Class A, 2.329%
(1 Month LIBOR USD + 1.000%), 4/25/29 (d)	471,108	453,603
Series 2003-AA, Class A, 2.200%
(1 Month LIBOR USD + 0.950%), 5/15/29 (d)	197,791	181,286
CBA Commercial Small Balance Commercial Mortgage
Series 2006-2A, Class A, 5.540%, 1/25/39 (d)(g)	3,160,757	2,675,940
Citigroup Commercial Mortgage Trust
Series 2015-SSHP, Class D, 4.284%
(1 Month LIBOR USD + 3.050%), 9/15/27 (d)	3,600,000	3,600,018

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2017, Continued

	Principal
	Amount	Value
CNL Commercial Mortgage Loan Trust
Series 2003-1A, Class A1, 1.750%
(1 Month LIBOR USD + 0.500%), 5/15/31 (d)	$727,899	$710,452
Credit Suisse Mortgage Trust
Series 2016-MFF, Class D, 5.850%
(1 Month LIBOR USD + 4.600%), 11/15/33 (d)(f)	5,000,000	5,048,500
FirstKey Lending Trust
Series 2015-SFR1, Class E, 4.781%, 3/9/47 (a)(d)	4,722,000	4,640,152
Freddie Mac Military Housing Bonds Resecuritization Trust
Series 2015-R1, Class C3, 5.498%, 11/25/52 (a)(d)	3,097,960	3,036,000
FREMF Mortgage Trust
Series 2015-KF08, Class B, 6.082%
(1 Month LIBOR USD + 4.850%), 2/25/22 (d)	1,867,019	1,882,738
Series 2014-KF05, Class B, 5.232%
(1 Month LIBOR USD + 4.000%), 9/25/22 (d)	1,392,627	1,423,338
Series 2017-KF28, Class B, 5.232%
(1 Month LIBOR USD + 4.000%), 1/25/24 (d)	2,539,643	2,640,238
Series 2017-KF29, Class B, 4.782%
(1 Month LIBOR USD + 3.550%), 2/25/24 (d)	1,483,023	1,493,174
Series 2017-KF31, Class B, 4.132%
(1 Month LIBOR USD + 2.900%), 4/25/24 (d)	3,225,000	3,261,446
Series 2017-KF32, Class B, 3.782%
(1 Month LIBOR USD + 2.550%), 5/25/24 (d)	4,905,443	4,926,333
Series 2017-KF38, Class B, 3.743%
(1 Month LIBOR USD + 2.500%), 9/25/24 (d)	1,687,000	1,691,890
Series 2017-KF30, Class B, 4.482%
(1 Month LIBOR USD + 3.250%), 3/25/27 (d)	2,524,611	2,540,423
Series 2017-KF33, Class B, 3.782%
(1 Month LIBOR USD + 2.550%), 6/25/27 (d)	4,250,000	4,262,266
GSCCRE Commercial Mortgage Trust
Series 2015-HULA, Class D, 5.000%
(1 Month LIBOR USD + 3.750%), 8/15/32 (d)	1,000,000	1,010,531
Home Partners of America Trust
Series 2017-1, Class E, 3.901%
(1 Month LIBOR USD + 2.650%), 7/17/34 (d)	10,125,000	10,291,664
Series 2017-1, Class F, 4.790%
(1 Month LIBOR USD + 3.540%), 7/17/34 (d)	2,460,000	2,522,935
Invitation Homes Trust
Series 2017-SFR2, Class D, 3.050%
(1 Month LIBOR USD + 1.800%), 12/17/36 (d)	1,920,000	1,923,600
Series 2017-SFR2, Class E, 3.500%
(1 Month LIBOR USD + 2.250%), 12/17/36 (d)	5,575,000	5,585,453

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2017, Continued

	Principal
	Amount	Value
Invitation Homes Trusts (Continued)
Series 2017-SFR2, Class F, 4.250%
(1 Month LIBOR USD + 3.000%), 12/17/36 (d)	$8,244,000	$8,259,458
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2016-WPT, Class E, 6.239%
(1 Month LIBOR USD + 5.000%), 10/15/33 (d)	4,420,000	4,487,439
Lehman Brothers Small Balance Commercial Mortgage Trust
Series 2007-2A, Class M1, 1.638%
(1 Month LIBOR USD + 0.400%), 6/25/37 (d)	6,272,000	5,811,908
Progress Residential Trust
Series 2015-SFR3, Class F, 6.643%, 11/15/32 (d)	6,200,000	6,565,954
Series 2017-SFR1, Class E, 4.261%, 8/17/34 (d)	5,800,000	5,835,677
Series 2017-SFR2, Class E, 4.142%, 12/17/34 (d)	2,868,000	2,847,398
Series 2017-SFR2, Class F, 4.836%, 12/17/34 (d)	2,400,000	2,398,796
RFTI Issuer Ltd.
Series 2015-FL1, Class B, 5.130%
(1 Month LIBOR USD + 3.880%), 8/15/30 (d)	2,000,000	2,002,128
Tricon American Homes Trust
Series 2016-SFR1, Class E, 4.878%, 11/17/33 (d)	9,943,000	10,228,478
Series 2017-SFR1, Class D, 3.414%, 9/17/34 (d)	5,000,000	4,918,233
Series 2017-SFR1, Class E, 4.011%, 9/17/34 (d)	5,000,000	4,986,126
Series 2017-SFR1, Class F, 5.151%, 9/17/34 (d)	1,000,000	1,009,008
Velocity Commercial Capital Loan Trust
Series 2017-2, Class AFL, 2.164%
(1 Month LIBOR USD + 0.900%), 11/25/47 (d)(f)	1,000,000	1,000,000
Series 2017-2, Class M3, 4.240%, 11/25/47 (a)(d)	2,154,000	2,167,798
Series 2017-2, Class M4, 5.000%, 11/25/47 (a)(d)(f)	1,021,000	1,020,781
Series 2017-2, Class M5, 6.420%, 11/25/47 (a)(d)(f)	790,000	789,800
Total Commercial Mortgage-Backed
Securities – Non-Agency (cost $161,237,758)		163,348,869

CORPORATE BONDS – 2.4%
Frontier Communications Corp.
8.125%, 10/1/18	2,150,000	2,139,250
7.125%, 3/15/19	3,000,000	2,902,500
HC2 Holdings, Inc.
11.000%, 12/1/19 (d)	2,900,000	2,965,250
Hertz Corp.
5.875%, 10/15/20	4,000,000	3,996,800
Kindred Healthcare, Inc.
8.000%, 1/15/20	4,500,000	4,556,250

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2017, Continued

	Principal
	Amount	Value
Tenet Healthcare Corp.
6.750%, 2/1/20	$3,000,000	$3,041,250
Valeant Pharmaceuticals International, Inc.
5.375%, 3/15/20 (d)	4,000,000	3,975,000
Whiting Petroleum Corp.
5.000%, 3/15/19	3,325,000	3,366,562
Total Corporate Bonds (cost $26,985,088)		26,942,862

RESIDENTIAL MORTGAGE-BACKED SECURITIES – AGENCY – 0.0%
FHLMC Structured Pass Through Securities
Series T-67, Class 1A1C, 3.274%, 3/25/36 (a)	90,959	93,919
FNMA Grantor Trust
Series 2003-T2, Class A1, 1.608%
(1 Month LIBOR USD + 0.140%), 3/25/33	60,892	59,684
Series 2004-T3, Class 2A, 3.648%, 8/25/43 (a)	79,054	83,556
FNMA Pool
5.500%, 5/1/36, #871313	7,432	7,770
5.000%, 8/1/37, #888534	21,396	22,207
FNMA REMIC Trust
Series 2007-30, Class ZM, 4.250%, 4/25/37	48,741	53,357
Series 2007-W8, Class 1A5, 6.345%, 9/25/37 (a)	19,772	20,785
GNMA II Pool
5.000%, 6/20/40, #745378	67,789	72,709
Total Residential Mortgage-Backed
Securities – Agency (cost $412,610)		413,987

RESIDENTIAL MORTGAGE-BACKED SECURITIES – NON-AGENCY – 68.4%
Ace Securities Corp. Home Equity Loan Trust
Series 2006-HE3, Class A2C, 1.479%
(1 Month LIBOR USD + 0.150%), 6/25/36	8,457,395	6,920,701
AFC Home Equity Loan Trust
Series 1997-3, Class 1A4, 7.470%, 9/27/27 (g)	276,347	275,344
Alternative Loan Trust
Series 2006-45T, Class 1, 1.879%
(1 Month LIBOR USD + 0.550%), 2/25/37	10,086,871	4,493,518
American Home Mortgage Assets Trust
Series 2006-3, Class 2A11, 1.941%
(12 Month US Treasury Average + 0.940%), 10/25/46	11,185,553	9,819,571
Series 2007-2, Class A1, 1.454%
(1 Month LIBOR USD + 0.130%), 3/25/47	10,188,632	9,368,964

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2017, Continued

	Principal
	Amount	Value
Argent Securities Inc. Asset-Backed Pass-Through Certificates
Series 2005-W2, Class M2, 1.839%
(1 Month LIBOR USD + 0.510%), 10/25/35	$29,100,000	$26,889,354
Asset Backed Securities Corp. Home Equity Loan Trust
Series 1999-LB1, Class A1F, 7.110%, 6/21/29	1,908,395	1,975,443
Asset-Backed Securities Corp.
Long Beach Home Equity Loan Trust
Series 2000-LB1, Class AF5, 7.939%, 9/21/30 (g)	582,183	603,771
Banc of America Funding Corp.
Series 2009-R15A, Class 5A3, 5.500%, 6/26/21 (a)(d)	866,650	842,720
Series 2008-R4, Class 1A4, 1.688%
(1 Month LIBOR USD + 0.450%), 7/25/37 (d)	2,865,535	1,807,879
Series 2007-5, Class 7A2, 37.521%
(1 Month LIBOR USD + 46.150%), 7/25/47	171,260	339,299
Bayview Financial Mortgage Pass-Through Trust
Series 2005-C, Class M4, 2.138%
(1 Month LIBOR USD + 0.800%), 6/28/44	3,037,000	2,790,926
Bear Stearns ALT-A Trust
Series 2005-8, Class 11A1, 1.869%
(1 Month LIBOR USD + 0.540%), 10/25/35	6,737,603	6,618,923
Series 2005-9, Class 11A1, 1.849%
(1 Month LIBOR USD + 0.520%), 11/25/35	8,096,805	8,578,972
Bear Stearns Asset Backed Securities I Trust
Series 2005-CL1, Class A1, 1.451%
(1 Month LIBOR USD + 0.500%), 9/25/34	1,764,172	1,706,212
Series 2006-IM1, Class A3, 1.609%
(1 Month LIBOR USD + 0.280%), 4/25/36	16,328,143	16,495,010
Series 2006-IM1, Class A6, 1.649%
(1 Month LIBOR USD + 0.320%), 4/25/36	14,518,184	15,335,959
Series 2007-HE6, Class 2A, 2.379%
(1 Month LIBOR USD + 1.050%), 8/25/37	18,406,899	16,905,570
Series 2007-HE5, Class M1, 1.679%
(1 Month LIBOR USD + 0.350%), 6/25/47	10,775,000	9,321,177
Bear Stearns Mortgage Securities, Inc.
Series 1997-6, Class 1A, 6.243%, 3/25/31 (a)	272,334	273,440
BNC Mortgage Loan Trust
Series 2007-1, Class A4, 1.489%
(1 Month LIBOR USD + 0.160%), 3/25/37	14,950,000	13,945,659
Chase Funding Trust
Series 2003-1, Class 1A5, 5.914%, 10/25/32 (g)	89,548	90,823

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2017, Continued

	Principal
	Amount	Value
Citigroup Mortgage Loan Trust
Series 2014-A, Class B3, 5.468%, 1/25/35 (a)(d)	$1,904,304	$1,966,783
Series 2014-A, Class B4, 5.468%, 1/25/35 (a)(d)	1,742,617	1,784,662
Series 2005-WF2, Class AF6A, 5.629%, 8/25/35 (g)	4,070,980	4,132,914
Series 2009-6, Class 16A2, 6.000%, 3/25/36 (a)(d)	1,902,341	1,592,627
COLT Funding, LLC
Series 2017-1, Class B1, 5.019%, 5/27/47 (a)(d)	3,700,000	3,652,011
Conseco Finance Home Loan Trust
Series 2000-E, Class B1, 10.260%, 8/15/31 (a)	360,320	403,284
Countrywide Alternative Loan Trust
Series 2004-15, Class 2A2, 3.650%, 9/25/34 (a)	655,298	589,196
Series 2005-42CB, Class A11, 5.500%, 10/25/35	3,397,434	2,967,437
Series 2005-54CB, Class 1A8, 5.500%, 11/25/35	885,041	624,239
Series 2007-23CB, Class A7, 1.729%
(1 Month LIBOR USD + 0.400%), 9/25/37	13,918,179	9,171,146
Countrywide Home Loans
Series 2003-56, Class 9A1, 2.976%, 12/25/33 (a)	93,130	93,596
Series 2005-11, Class 1A2, 3.859%, 4/25/35 (a)	466,854	423,442
Series 2007-1, Class A1, 6.000%, 3/25/37	724,505	639,227
Series 2007-9, Class A11, 5.750%, 7/25/37	6,998,583	6,474,535
Series 2007-J3, Class A4, 6.000%, 7/25/37	850,163	691,713
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-AR18, Class 4M3, 4.229%
(1 Month LIBOR USD + 2.900%), 7/25/33	1,219,405	1,131,842
Credit Suisse Mortgage Trust
Series 2007-5R, Class A5, 6.500%, 7/26/36	238,788	138,116
Series 2010-6R, Class 2A6B, 6.250%, 7/26/37 (d)	9,917,454	10,826,161
CSAB Mortgage Backed Trust
Series 2006-2, Class A5A, 6.080%, 9/25/36 (g)	3,470,674	2,188,980
CSMC Series Trust
Series 2010-6R, Class 2A7, 6.250%, 6/26/48 (d)	19,204,307	13,162,139
Deephaven Residential Mortgage Trust
Series 2017-3, Class B1, 4.814%, 10/25/47 (a)(d)	3,000,000	3,022,059
Deutsche Alt-A Securities, Inc.
Series 2007-AR3, Class 1A2, 1.539%
(1 Month LIBOR USD + 0.210%), 6/25/37	1,270,841	1,110,795
Equity One ABS, Inc.
Series 2001-3, Class AV1, 1.878%
(1 Month LIBOR USD + 0.320%), 5/25/32	1,171,488	997,226
Fannie Mae Connecticut Avenue Securities
Series 2013-C01, Class M2, 6.578%
(1 Month LIBOR USD + 5.250%), 10/25/23	1,224,000	1,413,211

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2017, Continued

	Principal
	Amount	Value
Fannie Mae Connecticut Avenue Securities (Continued)
Series 2014-C02, Class 1M2, 3.928%
(1 Month LIBOR USD + 2.600%), 5/25/24	$4,725,000	$4,977,961
Series 2014-C03, Class 1M2, 4.328%
(1 Month LIBOR USD + 3.000%), 7/25/24	2,725,000	2,892,111
Series 2017-C06, Class 1M2A, 3.979%
(1 Month LIBOR USD + 2.650%), 2/25/30 (f)	2,002,000	2,080,829
Series 2017-C06, Class 1EF5, 3.979%
(1 Month LIBOR USD + 2.650%), 2/25/30 (f)	6,491,000	6,509,256
Series 2017-C07, Class 1M2A, 3.643%
(1 Month LIBOR USD + 2.400%), 5/25/30 (f)	2,587,315	2,677,871
Series 2017-C07, Class 1EF5, 3.643%
(1 Month LIBOR USD + 2.400%), 5/25/30 (f)	8,019,687	7,897,782
Series 2017-C07, Class 2M2A, 3.743%
(1 Month LIBOR USD + 2.500%), 5/25/30 (f)	1,150,000	1,193,125
Series 2017-C07, Class 2EF5, 3.743%
(1 Month LIBOR USD + 2.500%), 5/25/30 (f)	5,926,000	5,847,246
First Horizon Mortgage Pass-Through Trust
Series 2006-AR2, Class 1A1, 1.750%, 7/25/36 (a)	65,506	53,844
Freddie Mac Structured Agency
Series 2013-DN1, Class M2, 8.478%
(1 Month LIBOR USD + 7.150%), 7/25/23	9,975,000	12,167,337
Series 2013-DN2, Class M2, 5.579%
(1 Month LIBOR USD + 4.250%), 11/25/23	16,875,000	18,642,707
Series 2014-DN1, Class M3, 5.828%
(1 Month LIBOR USD + 4.500%), 2/25/24	3,475,000	4,022,420
Series 2014-DN2, Class M3, 4.928%
(1 Month LIBOR USD + 3.600%), 4/25/24	5,450,000	6,017,163
Series 2015-DN1, Class M3I, 1.000%, 1/25/25 (f)(h)	14,417,000	396,468
Series 2015-DN1, Class M3F, 4.478%
(1 Month LIBOR USD + 3.150%), 1/25/25 (f)	7,850,000	8,243,420
Series 2015-DNA2, Class M3F, 4.228%
(1 Month LIBOR USD + 2.900%), 12/25/27	2,838,000	3,006,994
Series 2015-DNA3, Class M3F, 5.029%
(1 Month LIBOR USD + 3.700%), 4/25/28	18,824,000	20,468,250
GMACM Mortgage Loan Trust
Series 2003-GH2, Class A4, 5.500%, 10/25/33 (g)	241,479	245,464
GreenPoint Mortgage Funding Trust
Series 2005-AR4, Class 4A1A, 1.949%
(1 Month LIBOR USD + 0.620%), 10/25/45	28,712,367	25,835,138
GSAA Home Equity Trust
Series 2006-10, Class AF3, 5.985%, 6/25/36 (a)	15,623,794	8,204,387

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2017, Continued

	Principal
	Amount	Value
GSC Capital Corp. Mortgage Trust
Series 2006-1, Class A1, 1.529%
(1 Month LIBOR USD + 0.200%), 2/25/36	$9,871,041	$9,548,956
IMC Home Equity Loan Trust
Series 1998-3, Class A7, 6.720%, 8/20/29 (g)	1,244,322	1,247,451
Impac CMB Trust
Series 2002-9F, Class A1, 5.216%, 12/25/32 (g)	341,303	344,512
JP Morgan Mortgage Acquisition Trust
Series 2005-FRE1, Class M2, 1.759%
(1 Month LIBOR USD + 0.430%), 10/25/35	2,095,653	1,761,768
Series 2006-HE1, Class M1, 1.718%
(1 Month LIBOR USD + 0.390%), 1/25/36	1,641,737	2,755,806
Series 2006-CW1, Class M2, 1.619%
(1 Month LIBOR USD + 0.290%), 5/25/36	2,406,048	2,700,810
Series 2007-CH3, Class A5, 1.589%
(1 Month LIBOR USD + 0.260%), 3/25/37	25,325,000	24,108,007
Series 2007-CH5, Class M2, 1.609%
(1 Month LIBOR USD + 0.280%), 6/25/37	1,091,617	885,237
JP Morgan Mortgage Trust
Series 2014-IVR3, Class B4, 3.040%, 9/25/44 (a)(d)	2,059,785	2,006,591
Series 2015-1, Class B2, 2.587%, 12/25/44 (a)(d)	4,546,141	4,409,546
Series 2015-1, Class B3, 2.587%, 12/25/44 (a)(d)	4,521,699	4,275,994
Series 2015-1, Class B4, 2.587%, 12/25/44 (a)(d)	4,766,115	4,679,313
Series 2015-5, Class B3, 2.864%, 5/25/45 (a)(d)	2,792,421	2,730,336
Series 2017-2, Class AX3, 0.500%, 5/25/47 (a)(d)(f)(h)	23,222,414	568,949
Lehman Mortgage Trust
Series 2005-2, Class 2A1, 2.009%
(1 Month LIBOR USD + 0.680%), 12/25/35	1,720,723	1,395,842
Series 2006-8, Class 2A1, 1.749%
(1 Month LIBOR USD + 0.420%), 12/25/36	2,826,539	1,433,459
Series 2008-4, Class A1, 1.709%
(1 Month LIBOR USD + 0.380%), 1/25/37 (f)	33,657,604	17,165,378
Series 2007-8, Class 3A1, 7.250%, 9/25/37	5,290,212	2,485,217
Lehman XS Trust
Series 2006-16N, Class A31, 1.539%
(1 Month LIBOR USD + 0.210%), 11/25/46	41,823,460	38,359,269
Long Beach Mortgage Loan Trust
Series 2006-WL2, Class 2A4, 1.629%
(1 Month LIBOR USD + 0.300%), 1/25/36	6,250,000	5,298,908
Series 2006-WL3, Class 2A4, 1.629%
(1 Month LIBOR USD + 0.300%), 1/25/36	24,925,000	19,692,104
Series 2006-2, Class 2A3, 1.519%
(1 Month LIBOR USD + 0.190%), 3/25/46	4,616,161	2,393,597

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2017, Continued

	Principal
	Amount	Value
LSTAR Securities Investment Ltd.
Series 2017-2, Class A1, 3.361%
(1 Month LIBOR USD + 2.000%), 2/1/22 (d)	$3,480,417	$3,478,245
Series 2017-2, Class A2, 4.861%
(1 Month LIBOR USD + 3.500%), 2/1/22 (d)(f)	11,300,000	11,307,063
Series 2017-3, Class A1, 3.361%
(1 Month LIBOR USD + 2.000%), 4/1/22 (d)(f)	2,050,700	2,058,390
MASTR Asset Backed Securities Trust
Series 2003-WMC2, Class M5, 4.409%
(1 Month LIBOR USD + 6.000%), 8/25/33	408,292	409,276
Series 2007-HE1, Class A3, 1.539%
(1 Month LIBOR USD + 0.210%), 5/25/37	2,163,556	2,064,494
MASTR Reperforming Loan Trust
Series 2005-2, Class 1A4, 8.000%, 5/25/35 (d)	1,148,148	1,205,888
MESA Trust Asset Backed Certificates
Series 2002-3, Class M2, 6.158%
(1 Month LIBOR USD + 4.880%), 10/18/32 (d)	6,412	6,432
Morgan Stanley ABS Capital I Inc. Trust
Series 2007-NC1, Class A1, 1.459%
(1 Month LIBOR USD + 0.130%), 11/25/36	7,979,734	4,895,022
Nationstar HECM Loan Trust
Series 2017-1A, Class M2, 4.704%, 5/25/27 (d)(f)	2,000,000	2,023,130
Series 2017-2A, Class M2, 3.967%, 9/25/27 (a)(d)(f)	2,000,000	2,000,000
Nationstar Mortgage Loan Trust
Series 2013-A, Class B4, 5.687%, 12/25/52 (a)(d)	1,218,369	1,292,228
New Residential Mortgage Loan Trust
Series 2014-1A, Class B1IO, 1.018%, 1/25/54 (a)(d)(h)	416,899	16,801
Series 2014-1A, Class B5, 6.018%, 1/25/54 (a)(d)	1,754,171	1,843,790
Series 2017-3A, Class B3, 5.453%, 4/25/57 (a)(d)	3,614,258	3,851,085
Series 2017-5A, Class B3, 3.591%, 6/25/57 (a)(d)(f)	2,046,362	2,107,549
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2001-R1A, Class A, 6.887%, 2/19/30 (a)(d)	300,795	297,456
Series 2005-AP3, Class A3, 5.318%, 8/25/35 (a)	481,626	339,697
Oak Hill Advisors Residential Loan Trust
Series 2017-NPL1, Class A2, 5.000%, 6/25/57 (d)(g)	2,500,000	2,506,121
Series 2017-NPL2, Class A2, 4.875%, 7/25/57 (d)(g)	2,371,000	2,368,541
Option One Mortgage Loan Trust
Series 2007-HL1, Class 2A2, 1.578%
(1 Month LIBOR USD + 0.250%), 2/25/38	628,229	520,637
PAMEX Mortgage Trust
Series 1999-A, Class M2, 3.028%
(1 Month LIBOR USD + 1.700%), 7/25/29 (d)(f)	12,161	10,168

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2017, Continued

	Principal
	Amount	Value
Preston Ridge Partners Mortgage Trust
Series 2017-3A, Class A2, 5.000%, 11/25/22 (a)(d)(f)	$3,000,000	$2,923,500
Prime Mortgage Trust
Series 2005-5, Class 1A1, 7.000%, 7/25/34	570,118	547,862
RAAC Series Trust
Series 2004-SP1, Class AI3, 6.118%, 3/25/34 (g)	16,796	17,247
RALI Series Trust
Series 2005-QS12, Class A4, 5.500%, 8/25/35	9,129,122	8,830,469
RAMP Series Trust
Series 2006-RZ3, Class M1, 1.679%
(1 Month LIBOR USD + 0.350%), 8/25/36	19,770,000	18,681,660
Series 2007-RS1, Class A3, 1.499%
(1 Month LIBOR USD + 0.170%), 2/25/37	13,280,698	7,520,296
Series 2007-RS1, Class A4, 1.609%
(1 Month LIBOR + 0.280%), 2/25/37 (f)	4,231,597	1,269,479
RBSSP Resecuritization Trust
Series 2009-7, Class 9A3, 5.000%, 9/26/36 (a)(d)	1,960,192	1,427,950
Series 2009-7, Class 6A2, 0.000%, 10/26/36 (a)(d)	1,017,537	856,611
RCO Mortgage, LLC
Series 2017-1, Class A2, 5.125%, 8/25/22 (d)(g)	1,000,000	999,670
Residential Accredit Loans, Inc. Series Trust
Series 2005-QS13, Class 2A1, 2.028%
(1 Month LIBOR USD + 0.700%), 9/25/35	7,162,716	6,147,918
Series 2006-QS6, Class 1A9, 1.929%
(1 Month LIBOR USD + 0.600%), 6/25/36	7,229,090	5,741,769
Series 2008-QR1, Class 2A1, 1.829%
(1 Month LIBOR USD + 0.500%), 9/25/36	2,497,773	1,943,641
Series 2006-QS18, Class 1A1, 1.929%
(1 Month LIBOR USD + 0.600%), 12/25/36	7,703,399	6,167,323
Residential Asset Securitization Trust
Series 2007-A6, Class 1A4, 6.000%, 6/25/37	5,422,377	5,082,481
Residential Funding Mortgage Securities I
Series 2006-S6, Class A14, 6.000%, 7/25/36	4,935,887	4,827,429
Residential Funding Securities Corp.
Series 2002-RP1, Class A1, 2.189%
(1 Month LIBOR USD + 0.860%), 3/25/33 (d)	974,263	928,320
SACO I Trust
Series 2005-1, Class M2, 2.379%
(1 Month LIBOR USD + 1.050%), 3/25/35 (d)	230,740	245,640
Sequoia Mortgage Trust
Series 2013-2, Class AIO2, 1.141%, 2/25/43 (a)(h)	7,553,222	440,710
Series 2013-7, Class AIO2, 0.546%, 6/25/43 (a)(h)	26,189,944	730,370
Series 2017-1, Class AIO3, 0.500%, 2/25/47 (a)(d)(h)	16,285,490	382,927

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2017, Continued

	Principal
	Amount	Value
Soundview Home Loan Trust
Series 2005-OPT2, Class M2, 2.169%
(1 Month LIBOR USD + 0.840%), 8/25/35	$17,300,000	$15,651,104
Series 2007-OPT1, Class 2A2, 1.479%
(1 Month LIBOR USD + 0.150%), 6/25/37	6,725,388	4,909,926
Structured Asset Investment Loan Trust
Series 2003-BC9, Class M1, 2.379%
(1 Month LIBOR USD + 1.050%), 8/25/33	1,299,638	1,282,520
Structured Asset Mortgage Investments II Trust
Series 2006-AR1, Class 3A1, 1.559%
(1 Month LIBOR USD + 0.230%), 8/25/46	4,525,069	4,121,717
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-W1A, Class A5, 1.639%
(1 Month LIBOR USD + 0.310%), 8/25/36 (d)	17,075,000	14,380,444
Series 2007-GEL1, Class A3, 1.629%
(1 Month LIBOR USD + 0.300%), 1/25/37 (d)	1,720,000	880,898
Structured Asset Securities Corp.
Series 2003-29, Class 3A1, 4.866%, 9/25/33 (a)	34,114	34,062
Terwin Mortgage Trust
Series 2004-4SL, Class B3, 6.862%, 3/25/34 (a)(d)	710,492	657,910
Towd Point Mortgage Trust
Series 2017-5, Class M2, 2.829%
(1 Month LIBOR USD + 1.500%), 2/25/57 (d)	19,425,000	19,583,590
VOLT, LLC
Series 2015-NP12, Class A2, 4.500%, 9/25/45 (d)(g)	6,819,619	6,833,607
WaMu Asset-Backed Certificates WaMu Series Trust
Series 2007-HE1, Class 2A4, 1.559%
(1 Month LIBOR USD + 0.230%), 1/25/37	19,803,808	13,182,888
Series 2007-HE2, Class 2A2, 1.519%
(1 Month LIBOR USD + 0.190%), 4/25/37	16,334,272	9,214,022
Series 2007-HE2, Class 2A3, 1.579%
(1 Month LIBOR USD + 0.250%), 4/25/37	3,519,379	1,998,684
Series 2007-HE2, Class 2A4, 1.689%
(1 Month LIBOR USD + 0.360%), 4/25/37	22,440,576	12,898,296
Series 2007-HE4, Class 2A4, 1.579%
(1 Month LIBOR USD + 0.250%), 7/25/47	5,158,361	3,759,408
WaMu Mortgage Pass-Through Certificates Series Trust
Series 2005-AR17, Class A1C4, 1.729%
(1 Month LIBOR USD + 0.400%), 12/25/45	7,180,617	5,402,027
Washington Mutual Asset-Backed Certificates Series Trust
Series 2007-HE2, Class 2A1, 1.429%
(1 Month LIBOR USD + 0.100%), 2/25/37	22,129,233	9,689,607

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2017, Continued

	Principal
	Amount	Value
Washington Mutual Mortgage
Pass-Through Certificates Series Trust
Series 2007-4, Class 1A5, 7.000%, 6/25/37	$7,126,869	$4,764,270
Washington Mutual Asset-Backed
Certificates WMABS Series Trust
Series 2007-HE2, Class 2A2, 1.549%
(1 Month LIBOR USD + 0.220%), 2/25/37	10,603,222	4,738,540
Total Residential Mortgage-Backed
Securities – Non-Agency (cost $774,080,172)		770,522,204

PRIVATE PLACEMENT PARTICIPATION AGREEMENTS – 0.3%
BasePoint – BP SLL Trust, Series SPL-IV,
10.00%, 5/31/19 (b)(f)	363,723	363,723
BasePoint – BP SLL Trust, Series SPL-III,
9.50%, 12/31/19 (e)(f)	2,508,825	2,508,825
Total Private Placement Participation
Agreements (cost $2,872,548)		2,872,548

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2017, Continued

	Shares	Value
SHORT-TERM INVESTMENTS – 2.2%
First American Government
Obligations Fund – Class Z, 0.95% (c)	25,001,020	$25,001,020
Total Short-Term Investments (cost $25,001,020)		25,001,020
Total Investments (cost $1,140,799,380) – 101.2%		1,140,029,446
Liabilities less Other Assets – (1.2)%		(13,804,825)
TOTAL NET ASSETS – 100.0%		$1,126,224,621

(a)	Variable rate security. The coupon is based on an underlying pool of loans and represents the rate in effect as of November 30, 2017.
(b)
Security is restricted.  The Fund cannot sell or otherwise transfer this agreement without prior written approval of Basepoint – BP SLL Trust, Series SPL-IV.  As of November 30, 2017, the value of this investment was $363,723 or 0.0% of total net assets.

(c)	Rate shown is the 7-day annualized yield as of November 30, 2017.
(d)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  The Fund’s investment adviser has determined that such a security is liquid in accordance with the liquidity guidelines approved by the Board of Trustees of Advisors Series Trust.  As of  November 30, 2017, the value of these investments was $445,620,166 or 39.6% of total net assets.

(e)
Security is restricted.  The Fund cannot sell or otherwise transfer this agreement without prior written approval of Basepoint – BP SLL Trust, Series SPL-III.  As of November 30, 2017, the value of this investment was $2,508,825 or 0.3% of total net assets.

(f)	Security valued at fair value using methods determined in good faith by or at the direction of the Board of Trustees of Advisors Series Trust. Value determined using significant unobservable inputs.
(g)	Step-up bond that pays one interest rate for a certain period and a higher rate thereafter. The interest rate shown is the rate in effect as of November 30, 2017.
(h)	Interest only security.
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
FREMF – Freddi Mac K Series
GNMA – Government National Mortgage Association
LIBOR – London Interbank Offered Rate
REMIC – Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2017

	Principal
	Amount	Value
ASSET-BACKED SECURITIES – AGENCY – 0.2%
SBA Small Business Investment Cos.
Series 2009-P10A, Class 1, 4.727%, 2/10/19	$28,603	$29,226
Series 2009-10B, Class 1, 4.233%, 9/10/19	71,814	72,665
Small Business Administration Participation Certificates
Series 2009-10E, Class 1, 3.080%, 9/1/19	45,941	46,285
Series 2012-10E, Class 1, 0.980%, 9/1/22	180	176
Total Asset-Backed Securities – Agency (cost $146,950)		148,352

ASSET-BACKED SECURITIES – NON-AGENCY – 11.8%
American Credit Acceptance Receivables Trust
Series 2016-4, Class D, 4.110%, 4/12/23 (c)	250,000	254,311
Blue Virgo Trust
Series 2015-1A, Class NOTE, 3.000%, 12/15/22 (c)(d)	283,128	283,887
CLUB Credit Trust
Series 2017-P1, Class A, 2.420%, 9/15/23 (c)	466,895	467,074
Conn’s Receivables Funding LLC
Series 2017-A, Class A, 2.730%, 7/15/19 (c)	170,138	170,188
CPS Auto Receivables Trust
Series 2013-B, Class B, 2.430%, 9/15/20 (c)	289,867	290,114
DT Auto Owner Trust
Series 2016-2A, Class D, 5.430%, 11/15/22 (c)	250,000	257,831
Series 2017-3A, Class C, 3.010%, 5/15/23 (c)	250,000	248,709
Series 2016-3A, Class D, 4.520%, 6/15/23 (c)	250,000	254,910
Exeter Automobile Receivables Trust
Series 2014-1A, Class C, 3.570%, 7/15/19 (c)	179,220	179,592
GLS Auto Receivables Trust
Series 2016-1A, Class A, 2.730%, 10/15/20 (c)	135,788	135,402
Series 2017-1A, Class B, 2.980%, 12/15/21 (c)	300,000	299,491
Kabbage Asset Securitization, LLC
Series 2017-1, Class 1A, 4.571%, 3/15/22 (c)	475,000	487,565
Marlette Funding Trust
Series 2017-A2, Class A, 2.390%, 7/15/24 (c)	373,343	373,422
Prestige Auto Receivables Trust
Series 2015-1, Class E, 4.670%, 1/17/22 (c)	500,000	504,629
Sierra Auto Receivables Securitization Trust
Series 2016-1A, Class A, 2.850%, 1/18/22 (c)	152,525	152,857
SLM Private Credit Student Loan Trust
Series 2003-A, Class A3, 3.200%
(28 Day Auction Rate + 0.000%), 6/15/32	484,000	484,035
Series 2003-C, Class A5, 2.930%
(28 Day Auction Rate + 0.000%), 9/15/32	550,000	548,266

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2017, Continued

	Principal
	Amount	Value
SLM Private Credit Student Loan Trust (Continued)
Series 2003-C, Class A3, 3.043%
(28 Day Auction Rate + 0.000%), 9/15/32	$400,000	$398,739
Series 2003-C, Class A4, 3.080%
(28 Day Auction Rate + 0.000%), 9/15/32	200,000	199,369
Series 2003-B, Class A3, 3.790%
(28 Day Auction Rate + 0.000%), 3/15/33	500,000	496,305
South Carolina Student Loan Corp.
Series 2013-1, Class A, 1.738%
(1 Month LIBOR USD + 0.500%), 1/25/41	212,477	210,192
Total Asset-Backed Securities –
Non-Agency (cost $6,664,391)		6,696,888

ASSET-BACKED SECURITIES – REAL ESTATE – 3.3%
Diamond Resorts Owner Trust
Series 2013-1, Class A, 1.950%, 1/20/25 (c)	380,277	379,139
Series 2013-2, Class A, 2.270%, 5/20/26 (c)	389,642	388,967
Green Tree Agency Advance Funding Trust
Series 2016-T1, Class DT1, 4.058%, 10/15/48 (c)(d)	150,000	149,064
Hilton Grand Vacations Trust
Series 2014-AA, Class A, 1.770%, 11/25/26 (c)	317,362	312,920
Westgate Resorts, LLC
Series 2015-1A, Class A, 2.750%, 5/20/27 (c)	219,197	219,356
Series 2017-1A, Class A, 3.050%, 12/20/30 (c)	424,232	421,940
Total Asset-Backed Securities –
Real Estate (cost $1,870,816)		1,871,386

COLLATERALIZED DEBT OBLIGATIONS – 0.4%
Trapeza CDO VII Ltd.
Series 2007-12A, Class A1, 1.637%
(3 Month LIBOR USD + 0.290%), 4/6/42 (c)(d)	279,924	244,933
Total Collateralized Debt Obligations (cost $234,976)		244,933

COLLATERALIZED LOAN OBLIGATIONS – 10.4%
B&M CLO Ltd.
Series 2014-1A, Class A1, 2.759%
(3 Month LIBOR USD + 1.400%), 4/16/26 (c)	250,000	251,144
Cent CLO 19 Ltd.
Series 2013-19A, Class A1A, 2.708%
(3 Month LIBOR USD + 1.330%), 10/29/25 (c)	600,000	601,419

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2017, Continued

	Principal
	Amount	Value
Crestline Denali CLO XIV Ltd.
Series 2016-1A, Class A, 2.933%
(3 Month LIBOR USD + 1.570%), 10/23/28 (c)	$500,000	$504,738
Hillmark Funding, Ltd.
Series 2006-1A, Class B, 2.141%
(3 Month LIBOR USD + 0.700%), 5/21/21 (c)	500,000	498,723
Lockwood Grove CLO, Ltd.
Series 2014-1A, Class A1R, 2.837%
(3 Month LIBOR USD + 1.470%), 4/25/25 (c)	600,000	604,687
Mountain Hawk CLO, Ltd.
Series 2013-2A, Class A1, 2.523%
(3 Month LIBOR USD + 1.160%), 7/22/24 (c)	498,014	498,732
Regatta VI Funding Ltd.
Series 2016-1A, Class A, 3.053%
(3 Month LIBOR USD + 1.690%), 7/20/28 (c)	500,000	502,700
Rockwall CDO II, Ltd.
Series 2007-1A, Class A1LB, 1.927%
(3 Month LIBOR USD + 0.550%), 8/1/24 (c)	142,329	142,292
Seneca Park CLO Ltd.
Series 2014-1A, Class AR, 2.473%
(3 Month LIBOR USD + 1.120%), 7/17/26 (c)	300,000	301,363
Symphony CLO II Ltd.
Series 2006-2A, Class B, 2.067%
(3 Month LIBOR USD + 0.750%), 10/25/20 (c)	500,000	500,323
Symphony CLO V Ltd.
Series 2007-5A, Class A2, 2.859%
(3 Month LIBOR USD + 1.500%), 1/15/24 (c)	500,000	500,727
Venture VIII CDO, Ltd.
Series 2007-8A, Class D, 3.713%
(3 Month LIBOR USD + 2.350%), 7/22/21 (c)	500,000	503,294
WhiteHorse VIII Ltd.
Series 2014-1A, Class AR, 2.277%
(3 Month LIBOR USD + 0.900%), 5/1/26 (c)	500,000	499,996
Total Collateralized Loan Obligations (cost $5,900,530)		5,910,138

COMMERCIAL MORTGAGE-BACKED
SECURITIES – AGENCY – 0.0%
GNMA
Series 2009-4, Class IO, 0.390%, 1/16/49 (a)(i)	376,991	6,910
Total Commercial Mortgage-Backed
Securities – Agency (cost $1,847)		6,910

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2017, Continued

	Principal
	Amount	Value
COMMERCIAL MORTGAGE-BACKED
SECURITIES – NON-AGENCY – 23.1%
American Homes 4 Rent Trust
Series 2014-SFR3, Class B, 4.200%, 12/17/36	$500,000	$527,289
BAMLL Commercial Mortgage Securities Trust
Series 2015-ASHF, Class C, 3.250%
(1 Month LIBOR USD + 2.000%), 1/15/28 (c)	500,000	501,205
Bayview Commercial Asset Trust
Series 2007-1, Class A1, 1.549%
(1 Month LIBOR USD + 0.220%), 3/25/37 (c)	448,818	430,314
Series 2007-2A, Class A1, 1.508%
(1 Month LIBOR USD + 0.270%), 7/25/37 (c)	488,440	469,902
Bayview Commercial Mortgage Trust
Series 2006-SP1, Class M2, 1.828%
(1 Month LIBOR + 0.500%), 4/25/36	624,382	624,676
Bear Stearns Commercial Mortgage Securities Trust
Series 2004-PWR5, Class F, 5.483%, 7/11/42 (a)(c)	111,486	112,648
Business Loan Express
Series 2003-1A, Class A, 2.329%
(1 Month LIBOR USD + 1.000%), 4/25/29 (c)	114,005	109,769
Cherrywood SB Commercial Mortgage Loan Trust
Series 2016-1A, Class AFL, 3.979%
(1 Month LIBOR USD + 2.650%), 3/25/49 (c)(d)	358,180	359,971
Citigroup Commercial Mortgage Trust
Series 2015-SSHP, Class D, 4.284%
(1 Month LIBOR USD + 3.050%), 9/15/27 (c)	500,000	500,002
CNL Commercial Mortgage Loan Trust
Series 2003-1A, Class A1, 1.750%
(1 Month LIBOR USD + 0.500%), 5/15/31 (c)	199,910	195,119
Cold Storage Trust
Series 2017-ICE3, Class D, 3.350%
(1 Month LIBOR USD + 2.100%), 4/15/36 (c)	500,000	503,598
Colony Starwood Homes Trust
Series 2016-2, Class A, 2.516%
(1 Month LIBOR USD + 1.250%), 12/17/33 (c)	497,599	500,958
COMM Mortgage Trust
Series 2014-FL4, Class C, 3.189%
(1 Month LIBOR USD + 1.950%), 7/13/31 (c)	62,349	62,013
Credit Suisse Mortgage Trust
Series 2006-OMA, Class B1, 5.466%, 5/15/23 (c)	530,000	546,949
DBCG Mortgage Trust
Series 2017-BBG, Class C, 2.250%
(1 Month LIBOR USD + 1.000%), 6/16/34 (c)	350,000	351,003

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2017, Continued

	Principal
	Amount	Value
GE Business Loan Trust
Series 2005-2A, Class A, 1.490%
(1 Month LIBOR USD + 0.240%), 11/15/33 (c)	$488,651	$481,704
Series 2007-1A, Class A, 1.420%
(1 Month LIBOR USD + 0.170%), 4/16/35 (c)	469,739	456,774
GS Mortgage Securities Corp. Trust
Series 2017-500K, Class E, 2.750%
(1 Month LIBOR USD + 1.500%), 7/15/32 (c)	500,000	502,525
Home Partners of America Trust
Series 2017-1, Class A, 2.083%
(1 Month LIBOR USD + 0.817%), 7/17/34 (c)	483,688	484,856
IMT Trust
Series 2017-APT5, Class DFL, 2.800%
(1 Month LIBOR USD + 1.550%), 6/15/34 (c)	500,000	501,087
Invitation Homes Trust
Series 2015-SFR2, Class D, 3.537%
(1 Month LIBOR USD + 2.300%), 6/17/32 (c)	150,000	150,700
Series 2017-SFR2, Class A, 2.100%
(1 Month LIBOR USD + 0.850%), 12/19/36 (c)	500,000	500,938
Series 2017-SFR2, Class C, 2.700%
(1 Month LIBOR USD + 1.450%), 12/19/36 (c)	500,000	504,228
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2014-FL5, Class D, 4.750%
(1 Month LIBOR USD + 3.500%), 7/15/31 (c)	200,000	195,377
Morgan Stanley Capital I Trust
Series 2005-IQ9, Class AJ, 4.770%, 7/15/56	29,633	29,595
Progress Residential Trust
Series 2015-SFR2, Class A, 2.740%, 6/12/32 (c)	115,316	115,078
Series 2015-SFR3, Class A, 3.067%, 11/12/32 (c)	195,109	196,208
Series 2016-SFR1, Class B, 3.266%
(1 Month LIBOR USD + 2.000%), 9/17/33 (c)	500,000	506,003
Series 2016-SFR1, Class C, 3.766%
(1 Month LIBOR USD + 2.500%), 9/17/33 (c)	560,000	568,633
Series 2016-SFR2, Class C, 3.466%
(1 Month LIBOR USD + 2.200%), 1/11/34 (c)	220,000	222,798
Tricon American Homes Trust
Series 2016-SFR1, Class D, 3.886%, 11/17/33	500,000	504,905
Series 2017-SFR1, Class A, 2.716%, 9/19/34 (c)	500,000	495,083
Velocity Commercial Capital Loan Trust
Series 2014-1, Class A, 3.329%
(1 Month LIBOR USD + 2.000%), 9/25/44 (c)	52,103	52,118

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2017, Continued

	Principal
	Amount	Value
Velocity Commercial Capital Loan Trust (Continued)
Series 2015-1, Class AFL, 3.759%
(1 Month LIBOR USD + 2.430%), 6/25/45 (c)(d)	$171,468	$172,325
Series 2016-1, Class AFL, 3.779%
(1 Month LIBOR USD + 2.450%), 4/25/46 (c)	145,379	148,187
Series 2017-2, Class AFL, 2.164%
(1 Month LIBOR USD + 0.900%), 11/25/47 (c)(d)	500,000	500,000
Total Commercial Mortgage-Backed
Securities – Non-Agency (cost $13,055,339)		13,084,538

RESIDENTIAL MORTGAGE-BACKED
SECURITIES – AGENCY – 4.5%
FDIC Guaranteed Notes Trust
Series 2010-S2, Class 2A, 2.570%, 7/29/47 (c)	133,741	132,859
FHLMC
Series 129, Class H, 8.850%, 3/15/21	5,755	5,844
FHLMC REMIC Trust
Series 3823, Class GA, 3.500%, 1/15/26	10,858	11,089
Series 3834, Class GA, 3.500%, 3/15/26	16,696	17,128
Series 4135, Class BQ, 2.000%, 11/15/42	73,390	67,198
Series T-62, Class 1A1, 2.144%
(12 Month US Treasury Average + 1.200%), 10/25/44	249,173	253,223
FNMA
7.500%, 7/1/18, #382521	362,604	365,852
FNMA REMIC Trust
Series 2010-137, Class MC, 3.000%, 10/25/38	33,046	33,218
FNMA TBA
2.500%, 12/15/27 (k)	1,500,000	1,496,953
GNMA
Series 2008-55, Class WT, 5.477%, 6/20/37 (a)	18,620	19,714
Series 2010-144, Class DK, 3.500%, 9/16/39	104,489	106,965
Series 2010-150, Class GD, 2.500%, 9/20/39	43,536	43,408
Series 2010-14, Class QP, 6.000%, 12/20/39	2,949	2,987
Total Residential Mortgage-Backed
Securities – Agency (cost $2,556,305)		2,556,438

RESIDENTIAL MORTGAGE-BACKED
SECURITIES – NON-AGENCY – 23.1%
Accredited Mortgage Loan Trust
Series 2002-2, Class A3, 2.329%
(1 Month LIBOR USD + 1.000%), 1/25/33	216,485	211,305

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2017, Continued

	Principal
	Amount	Value
Angel Oak Mortgage Trust
Series 2017-1, Class A1, 2.810%, 1/25/47 (a)(c)	$453,167	$452,039
Argent Securities, Inc.
Series 2003-W7, Class M2, 3.954%
(1 Month LIBOR USD + 2.630%), 3/25/34	409,750	409,371
BCMSC Trust
Series 1999-B, Class A3, 7.180%, 12/15/29 (a)	86,731	34,528
Bear Stearns Asset Backed Securities I Trust
Series 2005-CL1, Class A1, 1.519%
(1 Month LIBOR USD + 0.500%), 9/25/34	671,415	649,356
Bear Stearns Mortgage Securities, Inc.
Series 1997-6, Class 1A, 6.243%, 3/25/31 (a)	62,498	62,752
CDC Mortgage Capital Trust
Series 2003-HE4, Class A1, 1.949%
(1 Month LIBOR USD + 0.620%), 3/25/34	465,452	399,110
Centex Home Equity Loan Trust
Series 2003-A, Class AF4, 4.250%, 12/25/31 (h)	35,169	35,245
Citigroup Mortgage Loan Trust
Series 2006-HE2, Class A2C, 1.478%
(1 Month LIBOR USD + 0.150%), 8/25/36	80,606	80,566
COLT Funding, LLC
Series 2017-1, Class A3, 3.074%, 5/27/47 (a)(c)	178,031	178,517
ContiMortgage Home Equity Loan Trust
Series 1997-1, Class M1, 7.420%, 3/15/28	279,267	284,954
Credit Suisse Mortgage Trust
Series 2017-HL1, Class A3, 3.500%, 6/25/47 (a)(c)	473,416	480,965
Credit-Based Asset Servicing and Securitization
Series 2003-CB1, Class AF, 3.950%, 1/25/33 (h)	8	8
Delta Funding Home Equity Loan Trust
Series 1997-2, Class A7, 1.749%
(1 Month LIBOR USD + 0.420%), 6/25/27	24,720	23,710
Fannie Mae Connecticut Avenue Securities
Series 2014-C01, Class M1, 2.928%
(1 Month LIBOR USD + 1.600%), 1/25/24	327,386	330,176
Series 2014-C04, Class 1M2, 6.228%
(1 Month LIBOR USD + 4.900%), 11/25/24	408,138	463,258
Series 2014-C04, Class 2M2, 6.328%
(1 Month LIBOR USD + 5.000%), 11/25/24	402,906	451,865
Series 2017-C05, Class 1M1, 1.879%
(1 Month LIBOR USD + 0.550%), 1/25/30	434,727	434,820
Series 2017-C06, Class 2M1, 2.079%
(1 Month LIBOR USD + 0.750%), 2/25/30	513,234	514,552

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2017, Continued

	Principal
	Amount	Value
Fannie Mae Connecticut Avenue Securities (Continued)
Series 2017-C06, Class 1M2A, 3.979%
(1 Month LIBOR USD + 2.650%), 2/25/30 (d)	$622,000	$646,491
Series 2017-C07, Class 1M1, 1.893%
(1 Month LIBOR USD + 0.650%), 5/25/30	500,000	501,428
Series 2017-C07, Class 2M1, 1.893%
(1 Month LIBOR USD + 0.650%), 5/25/30	500,000	501,297
Freddie Mac Structured Agency Credit Risk
Series 2013-DN2, Class M1, 2.779%
(1 Month LIBOR USD + 1.450%), 11/25/23	89,885	90,003
Series 2014-HQ2, Class M2, 3.528%
(1 Month LIBOR USD + 2.200%), 9/25/24	488,860	506,201
Series 2015-DNA1, Class M2, 3.179%
(1 Month LIBOR USD + 1.850%), 10/25/27	500,000	511,141
Series 2015-DNA3, Class M2, 4.179%
(1 Month LIBOR USD + 2.850%), 4/25/28	482,168	498,716
Series 2015-DNA2, Class M2, 3.928%
(1 Month LIBOR USD + 2.600%), 12/25/29	490,579	500,584
Series 2017-HQA2, Class M1, 2.128%
(1 Month LIBOR USD + 0.800%), 12/26/29	484,837	486,821
GMACM Mortgage Loan Trust
Series 2003-GH2, Class A4, 5.500%, 10/25/33 (h)	112,395	114,250
GSAA Trust
Series 2004-3, Class M1, 6.220%, 4/25/34 (h)	8,250	8,087
Impac CMB Trust
Series 2002-9F, Class A1, 5.216%, 12/25/32 (h)	233,867	236,066
Series 2002-9F, Class M1, 5.867%, 12/25/32 (h)	35,033	35,318
JP Morgan Mortgage Trust
Series 2015-1, Class B3, 2.597%, 12/25/44 (a)(c)	513,274	485,383
LSTAR Securities Investment Ltd.
Series 2017-2, Class A2, 4.742%
(1 Month LIBOR USD + 3.500%), 2/1/22 (c)(d)	250,000	250,156
MASTR Alternative Loan Trust
Series 2003-2, Class 5A1, 5.500%, 3/25/18	76,801	76,825
Residential Asset Mortgage Products, Inc.
Series 2004-RS8, Class MII1, 2.229%
(1 Month LIBOR USD + 0.900%), 8/25/34	206,812	202,166
Residential Funding Mortgage Securities II
Series 2003-HI4, Class AI5, 6.260%, 2/25/29 (h)	86,208	87,657

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2017, Continued

	Principal
	Amount/Shares	Value
Structured Asset Securities Corp.
Mortgage Pass-Through Certificates
Series 2003-31A, Class 2A1, 3.389%, 10/25/33 (a)	$392,225	$399,247
Series 2003-S2, Class M1A, 2.303%
(1 Month LIBOR USD + 0.980%), 12/25/33	34,810	34,463
Series 2003-S2, Class M1F, 5.370%, 12/25/33 (h)	104,429	104,288
Towd Point Mortgage Trust
Series 2017-5, Class M2, 2.829%
(1 Month LIBOR USD + 1.500%), 2/25/57 (c)	500,000	504,082
Series 2017-3, Class A1, 2.750%, 7/25/57 (a)(c)	214,643	215,306
Series 2017-6, Class A1, 2.750%, 10/25/57 (a)(c)	500,000	501,250
UCFC Home Equity Loan
Series 1998-D, Class MF1, 6.905%, 4/15/30	6,543	6,774
Washington Mutual MSC Mortgage Pass-Through Certificates
Series 2003-MS2, Class 5A1, 5.750%, 2/25/33	105,608	106,733
Total Residential Mortgage-Backed
Securities – Non-Agency (cost $13,090,451)		13,107,830

PRIVATE PLACEMENT
PARTICIPATION AGREEMENTS – 1.2%
BasePoint – BP SLL Trust, Series SPL-IV
10.000%, 5/31/19 (d)(e)	90,930	90,930
BasePoint – BP SLL Trust, Series SPL-III
9.500%, 12/31/19 (d)(f)	500,000	500,000
BasePoint – BP SLL Trust, Series SPL-IV
9.500%, 12/31/19 (d)(g)	103,931	103,931
Total Private Placement Participation
Agreements (cost $694,861)		694,861

SHORT-TERM INVESTMENTS – 26.9%
Money Market Fund – 8.4%
First American Government
Obligations Fund – Class Z, 0.95% (b)	4,770,114	4,770,114

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2017, Continued

	Principal
	Amount	Value
U.S. Treasury Bills – 18.5%
U.S. Treasury Bills
0.956%, 12/7/17 (j)	$2,000,000	$1,999,681
0.930%, 12/14/17 (j)	2,000,000	1,999,329
1.068%, 12/21/17 (j)	2,000,000	1,998,814
1.095%, 1/4/18 (j)	2,000,000	1,997,932
1.110%, 1/11/18 (j)	1,250,000	1,248,420
1.112%, 1/18/18 (j)	1,250,000	1,248,146
Total U.S. Treasury Bills		10,492,322
Total Short-Term Investments (cost $15,262,327)		15,262,436
Total Investments (cost $59,478,793) – 104.9%		59,584,710
Liabilities less Other Assets – (4.9)%		(2,793,021)
TOTAL NET ASSETS – 100.0%		$56,791,689

(a)	Variable rate security. The coupon is based on an underlying pool of loans and represents the rate in effect as of November 30, 2017.
(b)	Rate shown is the 7-day annualized yield as of November 30, 2017.
(c)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  The Fund’s investment adviser has determined that such a security is liquid in accordance with the liquidity guidelines approved by the Board of Trustees of Advisors Series Trust.  As of November 30, 2017, the value of these investments was $26,985,069 or 47.5% of total net assets.

(d)	Security valued at fair value using methods determined in good faith by or at the direction of the Board of Trustees of Advisors Series Trust. Value determined using significant unobservable inputs.
(e)
Security is restricted.  The Fund cannot sell or otherwise transfer this agreement without prior written approval of BasePoint – BP SLL Trust, Series SPL-IV. As of November 30, 2017, the value of this investment was $90,930 or 0.1% of total net assets.

(f)
Security is restricted.  The Fund cannot sell or otherwise transfer this agreement without prior written approval of BasePoint – BP SLL Trust, Series SPL-III. As of November 30, 2017, the value of this investment was $500,000 or 0.9% of total net assets.

(g)
Security is restricted.  The Fund cannot sell or otherwise transfer this agreement without prior written approval of BasePoint – BP SLL Trust, Series SPL-IV. As of November 30, 2017, the value of this investment was $103,931 or 0.2% of total net assets.

(h)	Step-up bond that pays one interest rate for a certain period and a higher rate thereafter. The interest rate shown is the rate in effect as of November 30, 2017.
(i)	Interest only security.
(j)	Rate shown is the discount rate at November 30, 2017.
(k)	Security purchased on a when-issued basis. As of November 30, 2017, the total cost of investments purchased on a when-issued basis was $1,500,293 or 2.6% of total net assets.
FDIC – Federal Deposit Insurance Corporation
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
LIBOR – London Interbank Offered Rate
REMIC – Real Estate Mortgage Investment Conduit
TBA – To Be Announced

The accompanying notes are an integral part of these financial statements.

SEMPER FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2017

	Semper MBS Total	Semper Short
	Return Fund	Duration Fund
ASSETS
Investments in securities, at value
(identified cost $1,140,799,380
and $59,478,793, respectively)	$1,140,029,446	$59,584,710
Cash	—	9,554
Receivables
Fund shares issued	6,160,157	706,676
Securities sold	19,678,099	215
Interest	2,502,009	75,161
Prepaid expenses	43,764	14,882
Total assets	1,168,413,475	60,391,198

LIABILITIES
Payables
Dividends	1,067,988	5,552
Investments purchased	37,072,010	3,467,684
Fund shares redeemed	3,005,476	50,445
Due to Custodian	198,889	—
Due to Adviser	408,292	5,807
12b-1 distribution fees	44,376	5,020
Custody fees	21,826	1,989
Administration and fund accounting fees	133,381	22,284
Transfer agent fees and expenses	194,865	13,740
Chief Compliance Officer fee	1,500	1,500
Audit fees	24,699	22,800
Trustee fees and expenses	—	26
Accrued expenses	15,552	2,662
Total liabilities	42,188,854	3,599,509
NET ASSETS	$1,126,224,621	$56,791,689

The accompanying notes are an integral part of these financial statements.

SEMPER FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2017, Continued

	Semper MBS Total	Semper Short
	Return Fund	Duration Fund
CALCULATION OF NET ASSET
VALUE PER SHARE
Class A
Net assets applicable to shares outstanding	$20,872,321
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	1,952,895
Net asset value and
redemption price per share	$10.69

Maximum offering price per share (Net asset
value per share divided by 98.00%)	$10.91

Investor Class
Net assets applicable to shares outstanding	$97,089,068	$14,087,550
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	9,085,310	1,420,071
Net asset value, offering and
redemption price per share	$10.69	$9.92
Institutional Class
Net assets applicable to shares outstanding	$1,008,263,232	$42,704,139
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	94,268,416	4,301,596
Net asset value, offering and
redemption price per share	$10.70	$9.93

COMPONENTS OF NET ASSETS
Paid-in capital	$1,135,081,221	$58,213,664
Accumulated net investment income	1,134,729	112,917
Accumulated net realized
loss from investments	(9,221,395)	(1,640,809)
Net unrealized appreciation/(depreciation)
on investments	(769,934)	105,917
Net assets	$1,126,224,621	$56,791,689

The accompanying notes are an integral part of these financial statements.

SEMPER FUNDS

(This Page Intentionally Left Blank.)

SEMPER FUNDS

STATEMENTS OF OPERATIONS For the Year Ended November 30, 2017

	Semper MBS Total	Semper Short
	Return Fund	Duration Fund
INVESTMENT INCOME
Income
Interest	$43,610,794	$1,374,369
Total income	43,610,794	1,374,369

Expenses
Advisory fees (Note 4)	3,866,463	158,479
Transfer agent fees and expenses (Note 4)	1,001,080	51,137
Administration and fund
accounting fees (Note 4)	666,747	134,460
12b-1 fees – Class A (Note 5)	32,883	—
12b-1 fees – Investor Class (Note 5)	219,120	15,953
Custody fees (Note 4)	112,127	11,498
Legal fees (Note 4)	101,216	13,509
Registration fees	93,859	18,165
Shareholder reporting	43,110	1,941
Audit fees	24,699	22,939
Trustees fees and expenses	18,827	11,486
Miscellaneous	18,106	4,750
Insurance expense	11,817	2,246
Chief Compliance Officer fee (Note 4)	9,000	9,000
Interest expense (Note 7)	679	17
Total expenses	6,219,733	455,580
Advisory fee recoupment or waiver
and expense reimbursement (Note 4)	65,116	(160,726)
Net expenses	6,284,849	294,854
Net investment income	37,325,945	1,079,515

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net realized gain on investments	5,110,284	159,337
Net change in unrealized
appreciation/(depreciation) on investments	10,311,471	104,380
Net realized and unrealized
gain on investments	15,421,755	263,717
Net Increase in Net Assets
Resulting from Operations	$52,747,700	$1,343,232

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2017	November 30, 2016
NET INCREASE/(DECREASE)
IN NET ASSETS FROM:
OPERATIONS
Net investment income	$37,325,945	$25,019,225
Net realized gain/(loss) from investments	5,110,284	(4,324,929)
Net change in unrealized
appreciation/(depreciation) on investments	10,311,471	(8,067,138)
Net increase in net assets
resulting from operations	52,747,700	12,627,158

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(636,281)	(65,678)
Investor Class	(4,288,413)	(3,868,052)
Institutional Class	(38,472,654)	(23,369,439)
Total distributions to shareholders	(43,397,348)	(27,303,169)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	564,333,870	139,700,398
Total increase in net assets	573,684,222	125,024,387

NET ASSETS
Beginning of year	552,540,399	427,516,012
End of year	$1,126,224,621	$552,540,399
Accumulated net investment income	$1,134,729	$129,257

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Class A
	Year Ended		Period Ended
	November 30, 2017		November 30, 2016*
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	2,745,662	$29,182,328	639,177	$6,780,904
Shares issued on
reinvestments of
distributions	57,165	608,553	6,050	63,920
Shares redeemed	(1,473,211)	(15,623,142)	(21,948)	(232,496)
Net increase	1,329,616	$14,167,739	623,279	$6,612,328

Investor Class
	Year Ended		Year Ended
	November 30, 2017		November 30, 2016
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	4,623,666	$49,179,718	6,118,455	$65,538,497
Shares issued on
reinvestments of
distributions	371,838	3,956,017	340,549	3,615,520
Shares redeemed	(3,447,058)	(36,640,171)	(5,070,851)	(54,188,371)
Net increase	1,548,446	$16,495,564	1,388,153	$14,965,646

Institutional Class
	Year Ended		Year Ended
	November 30, 2017		November 30, 2016
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	70,324,367	$748,270,887	32,077,784	$343,373,364
Shares issued on
reinvestments of
distributions	2,584,407	27,545,546	1,355,285	14,390,791
Shares redeemed	(22,751,658)	(242,145,866)	(22,339,902)	(239,641,731)
Net increase	50,157,116	$533,670,567	11,093,167	$118,122,424

*	Commenced operations on December 18, 2015.

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2017	November 30, 2016
NET INCREASE/(DECREASE)
IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,079,515	$1,068,484
Net realized gain/(loss) from investments
and securities sold short	159,337	(164,888)
Net change in unrealized appreciation/
(depreciation) from investments
and securities sold short	104,380	(62,491)
Net increase in net assets
resulting from operations	1,343,232	841,105

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Investor Class	(132,236)	(24,280)
Institutional Class	(1,242,686)	(1,186,716)
Total distributions to shareholders	(1,374,922)	(1,210,996)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived from
net change in outstanding shares (a)	14,472,907	(1,886,569)
Total increase/(decrease) in net assets	14,441,217	(2,256,460)

NET ASSETS
Beginning of year	42,350,472	44,606,932
End of year	$56,791,689	$42,350,472
Accumulated net investment income	$112,917	$333,231

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Investor Class
	Year Ended		Year Ended
	November 30, 2017		November 30, 2016
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,900,969	$18,823,321	71,572	$708,262
Shares issued on
reinvestments of
distributions	9,493	94,060	1,243	12,307
Shares redeemed	(531,159)	(5,263,990)	(191,075)	(1,893,597)
Net increase/(decrease)	1,379,303	$13,653,391	(118,260)	$(1,173,028)

Institutional Class
	Year Ended		Year Ended
	November 30, 2017		November 30, 2016
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	2,149,773	$21,315,554	38,888	$385,308
Shares issued on
reinvestments of
distributions	124,138	1,227,213	119,627	1,186,281
Shares redeemed	(2,195,734)	(21,723,251)	(230,371)	(2,285,130)
Net increase/(decrease)	78,177	$819,516	(71,856)	$(713,541)

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

Class A
		December 18,
	Year	2015*
	Ended	through
	November 30,	November 30,
	2017	2016
Net asset value, beginning of period	$10.56	$10.92

Income from investment operations:
Net investment income^	0.44	0.56
Net realized and unrealized gain/(loss) on investments	0.21	(0.28)
Total from investment operations	0.65	0.28

Less distributions:
From net investment income	(0.52)	(0.64)
Total distributions	(0.52)	(0.64)
Net asset value, end of period	$10.69	$10.56

Total return	6.34%	2.66	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$20,873	$6,582
Ratio of expenses to average net assets:
Before recoupment and fee waiver	0.94%**	1.01	%++
After recoupment and fee waiver	0.95%**	1.00	%++
Ratio of net investment income to average net assets:
Before recoupment and fee waiver	4.15%	5.58	%++
After recoupment and fee waiver	4.14%	5.59	%++
Portfolio turnover rate	238%	135	%+†

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
†	Portfolio turnover rate calculated for the year ended November 30, 2016.
**	Includes extraordinary expenses of 0.01% that occurred during the Fund’s current fiscal year. See Note 4 for additional information.

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class
					July 22, 2013*
					through
	Year Ended November 30,				November 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.56	$10.91	$11.08	$10.75	$10.00

Income from investment operations:
Net investment income	0.45 ^	0.58 ^	0.51 ^	0.55 ^	0.08
Net realized and unrealized
gain/(loss) on investments	0.20	(0.30)	(0.05)	0.38	0.75
Total from investment operations	0.65	0.28	0.46	0.93	0.83

Less distributions:
From net investment income	(0.52)	(0.63)	(0.56)	(0.57)	(0.08)
From net realized gain on investments	—	—	(0.07)	(0.03)	—
Total distributions	(0.52)	(0.63)	(0.63)	(0.60)	(0.08)
Net asset value, end of period	$10.69	$10.56	$10.91	$11.08	$10.75

Total return	6.34%	2.67%	4.26%	8.84%	8.31	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$97,089	$79,614	$67,073	$26,121	$2,969
Ratio of expenses to average net assets:
Before fee waiver, expense
reimbursement and recoupment	0.94%**	0.97%	0.99%	1.12%	3.80	%++
After fee waiver, expense
reimbursement and recoupment	0.95%**	1.00%	1.00%	1.00%	1.00	%++
Ratio of net investment income
to average net assets:
Before fee waiver, expense
reimbursement and recoupment	4.20%	5.45%	4.65%	4.83%	1.45	%++
After fee waiver, expense
reimbursement and recoupment	4.19%	5.42%	4.64%	4.95%	4.25	%++
Portfolio turnover rate	238%	135%	166%	142%	114	%+

*	Commencement of operations.
^	Based on average shares outstanding.
**	Includes extraordinary expenses of 0.01% that occurred during the Fund’s current fiscal year. See Note 4 for additional information.

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class
					July 22, 2013*
					through
	Year Ended November 30,				November 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.57	$10.92	$11.09	$10.75	$10.00

Income from investment operations:
Net investment income	0.47 ^	0.60 ^	0.54 ^	0.58 ^	0.08
Net realized and unrealized
gain/(loss) on investments	0.21	(0.30)	(0.05)	0.38	0.75
Total from investment operations	0.68	0.30	0.49	0.96	0.83

Less distributions:
From net investment income	(0.55)	(0.65)	(0.59)	(0.59)	(0.08)
From net realized gain on investments	—	—	(0.07)	(0.03)	—
Total distributions	(0.55)	(0.65)	(0.66)	(0.62)	(0.08)
Net asset value, end of period	$10.70	$10.57	$10.92	$11.09	$10.75

Total return	6.59%	2.92%	4.51%	9.18%	8.35	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$1,008,263	$466,344	$360,443	$126,607	$30,576
Ratio of expenses to average net assets:
Before fee waiver, expense
reimbursement and recoupment	0.70%**	0.73%	0.74%	0.89%	3.65	%++
After fee waiver, expense
reimbursement and recoupment	0.70%**	0.75%	0.75%	0.75%	0.75	%++
Ratio of net investment income
to average net assets:
Before fee waiver, expense
reimbursement and recoupment	4.37%	5.68%	4.88%	5.10%	1.54	%++
After fee waiver, expense
reimbursement and recoupment	4.37%	5.66%	4.87%	5.24%	4.44	%++
Portfolio turnover rate	238%	135%	166%	142%	114	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
**	Includes extraordinary expenses of 0.01% that occurred during the Fund’s current fiscal year. See Note 4 for additional information.

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Investor Class
	Year Ended November 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.92	$10.00	$10.19	$10.23	$10.39

Income from investment operations:
Net investment income	0.20 ^	0.24 ^	0.29 ^	0.13 ^	0.13
Net realized and unrealized
gain/(loss) on investments	0.08	(0.07)	(0.16)	0.06	(0.11)
Total from investment operations	0.28	0.17	0.13	0.19	0.02

Less distributions:
From net investment income	(0.28)	(0.25)	(0.31)	(0.21)	(0.15)
From net realized gain on investments	—	—	(0.01)	(0.02)	(0.03)
Total distributions	(0.28)	(0.25)	(0.32)	(0.23)	(0.18)
Net asset value, end of year	$9.92	$9.92	$10.00	$10.19	$10.23

Total return	2.90%	1.77%	1.23%	1.86%	0.18%

Ratios/supplemental data:
Net assets, end of year (thousands)	$14,088	$405	$1,591	$907	$1,173
Ratio of expenses to average net assets:
Before fee waiver and
expense reimbursement	1.22%*	1.21%	1.35%	1.84%	2.91%
After fee waiver and
expense reimbursement#	0.88%*	0.85%	1.02%	1.13%	0.92%
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver and
expense reimbursement	1.69%	2.07%	2.59%	0.58%	(0.69)%
After fee waiver and
expense reimbursement	2.03%	2.43%	2.92%	1.29%	1.30%
Portfolio turnover rate	141%	108%	56%	92%	108%

^	Based on average shares outstanding.
#	Excluding interest expense, the ratio of expenses to average net assets would have been 0.85% for the each of the years ended November 30, 2015, 2014, and 2013.
*	Includes extraordinary expenses of 0.03% that occurred during the Fund’s current fiscal year. See Note 4 for additional information.

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class
	Year Ended November 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.93	$10.01	$10.20	$10.24	$10.40

Income from investment operations:
Net investment income	0.24 ^	0.25 ^	0.32 ^	0.24 ^	0.16
Net realized and unrealized
gain/(loss) on investments	0.07	(0.05)	(0.17)	(0.03)	(0.12)
Total from investment operations	0.31	0.20	0.15	0.21	0.04

Less distributions:
From net investment income	(0.31)	(0.28)	(0.33)	(0.23)	(0.17)
From net realized gain on investments	—	—	(0.01)	(0.02)	(0.03)
Total distributions	(0.31)	(0.28)	(0.34)	(0.25)	(0.20)
Net asset value, end of year	$9.93	$9.93	$10.01	$10.20	$10.24

Total return	3.16%	2.04%	1.48%	2.11%	0.42%

Ratios/supplemental data:
Net assets, end of year (thousands)	$42,704	$41,946	$43,016	$61,232	$51,382
Ratio of expenses to average net assets:
Before fee waiver and
expense reimbursement	0.97%*	0.98%	1.14%	1.06%	1.15%
After fee waiver and
expense reimbursement#	0.61%*	0.60%	0.81%	0.90%	0.68%
Ratio of net investment income
to average net assets:
Before fee waiver and
expense reimbursement	2.08%	2.11%	2.82%	2.14%	1.09%
After fee waiver and
expense reimbursement	2.44%	2.49%	3.15%	2.30%	1.56%
Portfolio turnover rate	141%	108%	56%	92%	108%

^	Based on average shares outstanding.
#	Excluding interest expense, the ratio of expenses to average net assets would have been 0.60% for the each of the years ended November 30, 2015, 2014, and 2013.
*	Includes extraordinary expenses of 0.01% that occurred during the Fund’s current fiscal year. See Note 4 for additional information.

The accompanying notes are an integral part of these financial statements.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2017

NOTE 1 – ORGANIZATION

The Semper MBS Total Return Fund and the Semper Short Duration Fund (each a “Fund” and collectively, the “Funds”) are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  Prior to March 31, 2014, the Semper Short Duration Fund was a series of Forum Funds. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The investment objective of the Semper MBS Total Return Fund (“Total Return Fund”) is to seek a high level of risk-adjusted current income and capital appreciation.  The investment objective of the Semper Short Duration Fund (“Short Duration Fund”) is to seek a high level of current income that is consistent with preservation of capital.  Each Fund currently offers Investor Class shares and Institutional Class shares and the Total Return Fund offers Class A shares.  Total Return Fund Class A shares may be subject to a 2.00% front-end sales load.  The Total Return Fund’s Investor Class shares and Institutional Class shares commenced operations on July 22, 2013 and the Class A shares commenced operations on December 18, 2015.  The Short Duration Fund’s Investor Class shares and Institutional Class shares commenced operations on December 23, 2010.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2014-2016, or expected to be taken in the Funds’ 2017 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2017, Continued

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of high amortized cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method.  Distributions to shareholders are recorded on the ex-dividend date.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds declare dividends from net investment income daily and distribute the dividends to shareholders monthly.  The Funds distribute any realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Restricted Securities:  The Funds may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”).  Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws.  The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult.  Restricted securities, such as those issued pursuant to Rule 144A under the Securities Act of 1933, may be deemed to be liquid as determined by Semper Capital Management, L.P. (the “Adviser”).  The Adviser has deemed that all securities issued pursuant to Rule 144A are liquid as of November 30, 2017.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2017, Continued

E.
Illiquid Securities:  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by a Fund.  Illiquid securities may be valued under methods approved by the Funds’ Board of Trustees as reflecting fair value.  Each Fund intends to hold no more than 15% of its net assets in illiquid securities.  At November 30, 2017, the Total Return Fund and the Short Duration Fund had investments in illiquid securities with a total value of $2,872,548 or 0.3% of net assets and $694,861 or 1.2% of net assets, respectively.

		Dates	Cost
Total Return Fund	PAR	Acquired	Basis
BasePoint – BP SLL Trust,
Series SPL-IV, due 5/31/19	$363,723	6/16	$363,723

BasePoint – BP SLL Trust,
Series SPL-III, due 12/31/19	2,508,825	7/17-10/17	2,508,825

		Dates	Cost
Short Duration Fund	PAR	Acquired	Basis
BasePoint – BP SLL Trust,
Series SPL-IV, due 5/31/19	$90,930	6/16	$90,930

BasePoint – BP SLL Trust,
Series SPL-III, due 12/31/19	500,000	12/16	500,000

BasePoint – BP SLL Trust,
Series SPL-IV, due 12/31/19	103,931	12/16	103,931

F.
Repurchase Agreements:  Under a master repurchase agreement with a broker counterparty and custodian, each Fund may enter into transactions whereby the Fund purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreement”).  The Funds, through the custodian, take possession of securities collateralizing the repurchase agreement, the fair value of which exceeds the amount of the repurchase transaction, including accrued interest.  If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The Funds did not hold repurchase agreements during the year ended November 30, 2017.
G.
Short Sales:  The Funds are authorized to make short sales of securities. In a typical short sale, a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, a Fund must borrow the security (generally from the broker through

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2017, Continued

which the short sale is made) in order to make delivery to the buyer. A Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. A Fund is said to have a “short position” in the securities sold until it delivers them to the broker. Until the security is replaced, the proceeds of the short sale are retained by the broker, and a Fund is required to pay to the broker a negotiated portion of any interest which accrues during the period of the loan. To meet current margin requirements, a Fund may also be required to deposit with the broker cash or securities in excess of the current market value of the securities sold short as security for its obligation to cover its short position.  A Fund is also required to segregate or earmark liquid assets on its books to cover its obligation to return the security.

The adviser will generally sell securities short in conjunction with long positions with similar characteristics for the purposes of managing certain risks (primarily interest rate and/or yield spread risk) or for capturing differences in value between two securities, and not for forecasting the market’s direction.  In many instances, the Funds will utilize forward-settling sales of agency residential mortgage-backed securities where the underlying pools of mortgage loans are To Be Announced (“TBA”) securities for these short selling activities.  The Funds did not sell securities short during the year ended November 30, 2017.

H.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income/(Loss)	Loss	Capital
Total Return Fund	$7,076,875	$(7,076,875)	$—
Short Duration Fund	75,093	(75,093)	—

I.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

J.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of November 30, 2017, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. See Note 12 for additional information.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2017, Continued

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that each Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Investment Companies:  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Mortgage- and Asset-Backed Securities:  Mortgage- and asset-backed securities are securities issued as separate tranches, or classes, of securities within each deal.  These securities are normally valued by independent pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models.  The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate deal collateral performance, as available.  Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as level 2 of the fair value hierarchy.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2017, Continued

U.S. Government Securities:  U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. Government securities are typically categorized in level 2 of the fair value hierarchy.

U.S. Government Agency Securities:  U.S. Government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs.  Agency issued debt securities are generally valued in a manner similar to U.S. Government securities.  Mortgage pass-throughs include to-be-announced (“TBAs”) securities and mortgage pass-through certificates.  TBA securities and mortgage pass-throughs are generally valued using dealer quotations.  These securities are typically categorized in level 2 of the fair value hierarchy.

Other Debt Securities:  Other debt securities, including corporate and municipal bonds, are valued at their mean prices furnished by an independent pricing service provider using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider yields or recently executed transactions of investments with comparable quality, type of issue, coupon maturity and rating, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most debt securities are categorized in level 2 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of November 30, 2017:

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2017, Continued

Total Return Fund

	Level 1	Level 2	Level 3	Total
Fixed Income

Asset-Backed
Securities –
Non-Agency	$—	$86,127,784	$1,987,500	$88,115,284
Asset-Backed
Securities –
Real Estate	—	5,402,894	4,119,573	9,522,467
Collateralized Debt
Obligations	—	—	10,430,358	10,430,358
Collateralized Loan
Obligations	—	33,326,848	4,950,000	38,276,848
Commercial
Mortgage-Backed
Securities – Agency	—	4,582,999	—	4,582,999
Commercial
Mortgage-Backed
Securities –
Non-Agency	—	141,686,907	21,661,962	163,348,869
Corporate Bonds	—	26,942,862	—	26,942,862
Residential
Mortgage-Backed
Securities – Agency	—	413,987	—	413,987
Residential
Mortgage-Backed
Securities –
Non-Agency	—	694,242,601	76,279,603	770,522,204
Total Fixed Income	—	992,726,882	119,428,996	1,112,155,878
Private Placement
Participation
Agreements	—	—	2,872,548	2,872,548
Short-Term
Investments	25,001,020	—	—	25,001,020
Total Investments	$25,001,020	$992,726,882	$122,301,544	$1,140,029,446

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2017, Continued

Short Duration Fund

	Level 1	Level 2	Level 3	Total
Fixed Income

Asset-Backed
Securities – Agency	$—	$148,352	$—	$148,352
Asset-Backed
Securities – Non-Agency	—	6,413,001	283,887	6,696,888
Asset-Backed
Securities – Real Estate	—	1,722,322	149,064	1,871,386
Collateralized
Debt Obligations	—	—	244,933	244,933
Collateralized
Loan Obligations	—	5,910,138	—	5,910,138
Commercial
Mortgage-Backed
Securities – Agency	—	6,910	—	6,910
Commercial
Mortgage-Backed
Securities – Non-Agency	—	12,052,242	1,032,296	13,084,538
Residential
Mortgage-Backed
Securities – Agency	—	2,556,438	—	2,556,438
Residential
Mortgage-Backed
Securities – Non-Agency	—	12,211,183	896,647	13,107,830
Total Fixed Income	—	41,020,586	2,606,827	43,627,413
Private Placement
Participation
Agreements	—	—	694,861	694,861
Short-Term Investments	4,770,114	10,492,322	—	15,262,436
Total Investments	$4,770,114	$51,512,908	$3,301,688	$59,584,710

Refer to each Fund’s schedule of investments for a detailed break-out of securities by type.  Transfers between levels are recognized at November 30, 2017, the end of the reporting period.  The Funds recognized no transfers to/from level 1 or level 2.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2017, Continued

The following is a reconciliation of the Total Return Fund’s level 3 investments for which significant unobservable inputs were used in determining value.

Total Return Fund

	Investments in Securities, at Value
	Asset-	Asset-
	Backed	Backed	Collateralized	Collateralized
	Securities –	Securities –	Debt	Loan
	Non-Agency	Real Estate	Obligations	Obligations
Balance as of November 30, 2016	$7,694,497	$8,764,176	$20,684,773	$—
Accrued discounts/premiums	11,469	(11,498)	186,040	(589)
Realized gain/(loss)	24,737	(67,997)	747,156	—
Change in unrealized
appreciation/(depreciation)	539,557	24,892	746,272	(7,826)
Purchases	3,131,399	—	—	4,958,415
Sales	(5,092,500)	(4,590,000)	(11,933,883)	—
Transfers in and/or out of Level 3	(4,321,659)	—	—	—
Balance as of November 30, 2017	$1,987,500	$4,119,573	$10,430,358	$4,950,000

				Private
		Commercial	Residential	Placement
		MBS –	MBS –	Participation
		Non-Agency	Non-Agency	Agreements
Balance as of November 30, 2016		$11,453,719	$1,074,383	$1,267,526
Accrued discounts/premiums		46,099	1,347,720	—
Realized gain/(loss)		(1,436,097)	(1,150,217)	—
Change in unrealized
appreciation/(depreciation)		1,931,566	33,306	—
Purchases		16,613,462	78,347,877	2,508,825
Sales		(6,493,184)	(3,373,466)	(903,803)
Transfers in and/or out of Level 3		(453,603)	—	—
Balance as of November 30, 2017		$21,661,962	$76,279,603	$2,872,548

The change in unrealized appreciation/(depreciation) for level 3 securities still held at November 30, 2017, and still classified as level 3 was $(951,941).

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2017, Continued

The following is a reconciliation of the Short Duration Fund’s level 3 investments for which significant unobservable inputs were used in determining value.

Short Duration Fund
	Investments in Securities, at Value
	Asset-	Asset-				Private
	Backed	Backed	Collateralized	Commercial	Residential	Placement
	Securities –	Securities –	Debt	MBS	MBS	Participation
	Non-Agency	Real Estate	Obligations	Non-Agency	Non-Agency	Agreements
Balance as of
November 30, 2016	$1,015,976	$149,186	$1,029,936	$958,787	$121,236	$316,881
Accrued
discounts/premiums	(42)	—	11,451	(2)	(383)	—
Realized gain/(loss)	2,052	—	30,276	228	5,175	—
Change in unrealized
appreciation/
(depreciation)	9	(122)	32,145	1,135	100	—
Purchases	—	—	—	500,000	1,585,991	744,711
Sales	(734,108)	—	(858,875)	(427,852)	(815,472)	(366,731)
Transfers in and/or
out of Level 3	—	—	—	—	—	—
Balance as of
November 30, 2017	$283,887	$149,064	$244,933	$1,032,296	$896,647	$694,861

The change in unrealized appreciation/(depreciation) for level 3 securities still held at November 30, 2017, and still classified as level 3 was $32,648.

Transfers from level 3 to level 2 are a result of the availability of current market data provided by the Funds’ primary pricing services which utilize observable inputs.  The Funds’ primary pricing services were unable to provide pricing for 18 securities held on November 30, 2017.  The Valuation Committee utilized indicative market quotations or broker quotes received from a broker-dealer considered by the Adviser to be a market participant.  The underlying inputs which support the broker quotes utilized by the Valuation Committee are not observable.  In addition, a primary pricing service provided a valuation based on a single broker quote for 6 other securities held by the Funds.  The Total Return Fund held 10 securities at November 30, 2017 which were purchased between November 13-29, 2017 and were valued at cost on November 30, 2017.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2017, Continued

Significant unobservable valuation inputs for private placement participation agreements held in the Funds and classified as level 3 securities as of November 30, 2017, are as follows:

Total Return Fund

Investments	Value at	Valuation	Unobservable
in Securities	11/30/17	Technique(s)	Input	Input Values
Private	$363,723	Discounted	Fixed loan	This loan participation has an expected 10%
Placement		Cash Flows	participation	yield for a 3 year term (1.5 years remaining),
Participation			valued at	appropriate given the asset’s strong credit
Agreements –			par based on	quality offset by illiquidity. This loan
BasePoint –			deal cash flow,	participation is part of a senior secured
BP SLL Trust,			illiquidity and	credit facility backed by a series of pools of
Series SPL-IV,			short maturity.	unsecured consumer loan receivables,
10.00%,				originated by LoanMe, Inc., a specialty
Due 5/31/19				finance company that directly originates and
services high interest-bearing unsecured
consumer loans and unsecured small
business loans. Repayment of principal at
par is on schedule. Overcollateralization,
strong fundamentals of loan cash flows
support a continued price of par.

Private	$2,508,825	Discounted	Fixed loan	This senior loan participation has an
Placement		Cash Flows	participation	expected 9.5% yield for a 3 year term,
Participation			valued at	appropriate given the asset’s strong credit
Agreements –			par based on	quality offset by illiquidity. This loan
BasePoint –			deal cash flow,	participation is part of a senior secured
BP SLL Trust,			illiquidity and	credit facility backed by a series of pools of
Series SPL-III,			short maturity.	small business loans originated by LoanMe,
9.50%,				Inc., a specialty finance company that
Due 12/31/19				directly originates and services high
interest-bearing unsecured consumer loans
and unsecured small business loans.
Repayment of principal at par is on schedule
at about 5% per month. Financial strength
of the sponsor, overcollateralization, strong
fundamentals of loan cash flows support a
price of par.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2017, Continued

Short Duration Fund

Investments	Value at	Valuation	Unobservable
in Securities	11/30/17	Technique(s)	Input	Input Values
Private	$90,930	Discounted	Fixed loan	This loan participation has an expected 10%
Placement		Cash Flows	participation	yield for a 3 year term (1.5 years remaining),
Participation			valued at	appropriate given the asset’s strong credit
Agreements –			par based on	quality offset by illiquidity. This loan
BasePoint –			deal cash flow,	participation is part of a senior secured
BP SLL Trust,			illiquidity and	credit facility backed by a series of pools of
Series SPL-IV,			short maturity.	unsecured consumer loan receivables,
10.00%,				originated by LoanMe, Inc., a specialty
Due 5/31/19				finance company that directly originates and
services high interest-bearing unsecured
consumer loans and unsecured small
business loans. Repayment of principal at
par is on schedule. Overcollateralization,
strong fundamentals of loan cash flows
support a continued price of par.

Private	$500,000	Discounted	Fixed loan	This senior loan participation has an
Placement		Cash Flows	participation	expected 9.5% yield for a 3 year term,
Participation			valued at	appropriate given the asset’s strong credit
Agreements –			par based on	quality offset by illiquidity. This loan
BasePoint –			deal cash flow,	participation is part of a senior secured
BP SLL Trust,			illiquidity and	credit facility backed by a series of pools of
Series SPL-III,			short maturity.	small business loans originated by LoanMe,
9.50%,				Inc., a specialty finance company that
Due 12/31/19				directly originates and services high
interest-bearing unsecured consumer loans
and unsecured small business loans. Repay-
ment of principal begins December 2018 at
100. Financial strength of the sponsor,
overcollateralization, strong fundamentals
of loan cash flows support a price of par.

Private	$103,931	Discounted	Fixed loan	This senior loan participation has an
Placement		Cash Flows	participation	expected 9.5% yield for a 3 year term,
Participation			valued at	appropriate given the asset’s strong credit
Agreements –			par based on	quality offset by illiquidity. This loan
BasePoint –			deal cash flow,	participation is part of a senior secured
BP SLL Trust,			illiquidity and	credit facility backed by a series of pools of
Series SPL-IV,			short maturity.	small business loans originated by LoanMe,
9.50%,				Inc., a specialty finance company that
Due 12/31/19				directly originates and services high
interest-bearing unsecured consumer loans
and unsecured small business loans.
Repayment of principal at par is on schedule
at about 5% per month. Financial strength
of the sponsor, overcollateralization, strong
fundamentals of loan cash flows support a
price of par.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2017, Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended November 30, 2017, the Adviser provided the Funds with investment management services under an investment advisory agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.45% based upon the average daily net assets of the Total Return Fund and at an annual rate of 0.35% based upon the average daily net assets of the Short Duration Fund.  For the year ended November 30, 2017, the Total Return Fund and the Short Duration Fund incurred $3,866,463 and $158,479 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  During the year ended November 30, 2017, the Total Return Fund and the Short Duration Fund incurred $89,165 and $7,205, respectively, in extraordinary expenses which are reflected in each Fund’s legal fees on the statement of operations.  The Adviser has agreed to reduce fees payable to it by each Fund and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, dividends and interest expense on securities sold short and extraordinary expenses) to 1.00%, 1.00%, and 0.75% of the average daily net assets of the Total Return Fund’s Class A, Investor Class, and Institutional Class, respectively, and 0.85% and 0.60% of the average daily net assets of the Short Duration Fund’s Investor Class and Institutional Class, respectively.  Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of:  (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

For the year ended November 30, 2017, the Adviser recouped $65,116 in previously waived expenses for the Total Return Fund.  The Adviser has recouped all previously waived fees and reimbursed expenses in the Total Return Fund.  For the year ended November 30, 2017, the Adviser reduced its fees and reimbursed fund expenses in the amount of $160,726 for the Short Duration Fund.  The expense limitation will remain in effect through at least March 29, 2018, and may be terminated only by the Trust’s Board of Trustees.  Cumulative expenses subject to recapture and the date of expiration are as follows:

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2017, Continued

Short Duration Fund
Year	Amount
11/30/18	$151,298
11/30/19	162,388
11/30/20	160,726
$474,412

U.S. Bancorp Fund Services, LLC (the “Administrator” or “USBFS”) acts as the Funds’ Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.

USBFS also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are also employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A. as he was recently, previously employed by USBFS.  This same Trustee was recently an interested person of the Distributor.

For the year ended November 30, 2017, the Funds incurred the following expense for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Total	Short
	Return Fund	Duration Fund
Administration and Fund Accounting	$666,747	$134,460
Transfer Agency (excludes
out-of-pocket expenses and sub-ta fees)	309,459	32,546
Custody	112,127	11,498
Chief Compliance Officer	9,000	9,000

At November 30, 2017, the Funds had payables due to USBFS for administration, fund accounting, transfer agency, and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	Total	Short
	Return Fund	Duration Fund
Administration and Fund Accounting	$133,381	$22,284
Transfer Agency (excludes
out-of-pocket expenses and sub-ta fees)	52,828	5,357
Custody	21,826	1,989
Chief Compliance Officer	1,500	1,500

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2017, Continued

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of each Fund’s Investor Class and the Total Return Fund’s Class A.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended November 30, 2017, the Funds paid the Distributor the following amounts:

	Total	Short
	Return Fund	Duration Fund
Investor Class	$219,120	$15,953
Class A	32,883	—

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2017, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Non-Government		Government
	Purchases	Sales	Purchases	Sales
Total Return Fund	$2,457,103,529	$1,887,822,320	$79,461,987	$99,074,368
Short Duration Fund	58,963,408	48,344,696	3,007,266	4,518,539

NOTE 7 – LINES OF CREDIT

The Total Return Fund and the Short Duration Fund have unsecured lines of credit in the amount of $200,000,000 and $6,800,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended November 30, 2017, the Funds drew upon their lines of credit.  The Total Return Fund had a one day outstanding balance of $6,989,000, a weighted average interest rate of 4.25%, and paid $825 in interest.  The Short Duration Fund had a one day outstanding balance of $155,000, a weighted average interest rate of 4.00%, and paid $17 in interest.  The maximum amount outstanding for the Total Return Fund and the Short Duration Fund during the year ended November 30, 2017 was $6,989,000 and $155,000, respectively.  At November 30, 2017, the Funds had no outstanding loan amounts.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of paydowns.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2017, Continued

The tax character of distributions paid during the years ended November 30, 2017 and November 30, 2016 was as follows:

	Total Return Fund		Short Duration Fund
	Nov. 30, 2017	Nov. 30, 2016	Nov. 30, 2017	Nov. 30, 2016
Ordinary income	$43,397,348	$27,303,169	$1,374,922	$1,210,996

As of November 30, 2017, the components of capital on a tax basis were as follows:

	Total	Short
	Return Fund	Duration Fund
Cost of investments (a)	$1,141,063,579	$59,478,793
Gross unrealized appreciation	9,484,486	213,401
Gross unrealized depreciation	(10,518,619)	(107,484)
Net unrealized appreciation/
(depreciation) (a)	(1,034,133)	105,917
Undistributed ordinary income	2,202,717	118,469
Undistributed long-term capital gains	—	—
Total distributable earnings	2,202,717	118,469
Other accumulated gains/(losses)	(10,025,184)	(1,646,361)
Total accumulated earnings/(losses)	$(8,856,600)	$(1,421,975)

(a)
The difference between book basis and tax basis net unrealized appreciation/(depreciation) and cost is attributable primarily to wash sales. The difference between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales, capital loss carryforwards, and tax adjustments to dividends payable.

The Funds had tax capital losses which may be carried over to offset future gains.  Such losses expire as follows:

	Long-Term Indefinite	Short-Term Indefinite
Total Return Fund	$4,458,652	$4,498,544
Short Duration Fund	698,247	942,562

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

•
Asset-Backed Securities Risk – The Funds may invest in a variety of asset-backed securities which are subject to Interest Rate Risk, Credit Risk, Extension Risk and Prepayment Risk. Asset-backed securities may decline in value when defaults on the underlying assets occur and may exhibit additional volatility in periods of changing interest rates.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2017, Continued

•
Risks Associated with Mortgage-Backed Securities – These risks include Market Risk, Interest Rate Risk, Credit Risk and Prepayment Risk, as well as the risk that the structure of certain mortgage-backed securities (“MBS”) may make their reaction to interest rates and other factors difficult to predict, which may cause their prices to be very volatile. Limited trading opportunities for certain MBS may make it more difficult to sell or buy a security at a favorable price or time. In particular, events related to the U.S. housing market in recent years have had a severe negative impact on the value of some MBS and resulted in an increased risk associated with investments in these securities.

•
Sub-Prime Mortgage Risk – The risk that an issuer of a sub-prime mortgage security will default on its payments of interest or principal on a security when due. These risks are more pronounced in the case of sub-prime mortgage instruments than more highly ranked securities. Because of this increased risk, these securities may also be less liquid and subject to more pronounced declines in value than more highly rated instruments in times of market stress.

•
Government-Sponsored Entities Risk – Securities issued or guaranteed by government-sponsored entities, including Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

•
Rule 144A Securities Risk – The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Funds to sell these securities.

•
Risks Associated with Real Estate and Regulatory Actions – The securities that the Funds own are dependent on real estate prices. If real estate experiences a significant price decline, this could adversely affect the prices of the securities the Funds own.  Any adverse regulatory action could impact the prices of the securities the Funds own.

•
High Yield Risk – Fixed income securities that are rated below investment grade (i.e. “junk bonds”) are subject to additional risk factors due to the speculative nature of the securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

•
Derivatives Risk – A derivative security is a financial contract whose value is based on (or “derived from”) a traditional security (such as a bond) or a market index, and includes options, futures and swaps. Derivatives involve the risk of improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2017, Continued

•
Counterparty Risk – Counterparty risk arises upon entering into borrowing arrangements or derivative transactions and is the risk from the potential inability of counterparties to meet the terms of their contracts.

•
TBA Securities Risk – In a TBA transaction, a seller agrees to deliver a security at a future date, but does not specify the particular security to be delivered. Instead, the seller agrees to accept any security that meets specified terms. The principal risks of TBA transactions are increased interest rate risk and increased overall investment exposure.

•
Liquidity Risk – Liquidity risk exists when particular investments are difficult to purchase or sell. Each Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the MBS Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets.

NOTE 10 – OTHER TAX INFORMATION (Unaudited)

For the year ended November 30, 2017, the Total Return Fund and the Short Duration Fund designated $43,397,348 and $1,374,922, respectively, as ordinary income.

For the year ended November 30, 2017, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Funds. For shareholders in the Funds, none of the dividend income distributed for the year ended November 30, 2017 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.

On December 27, 2017, the Investor class, Institutional class, and Class A of the Total Return Fund distributed $0.00963031, $0.01185194, and $0.00965076 per share of net investment income, respectively.

On December 31, 2017, the Investor class, Institutional class, and Class A of the Total Return Fund distributed $0.048442057, $0.050717147, and $0.048323420 per share of net investment income, respectively.

On December 27, 2017, the Investor class and the Institutional class of the Short Duration Fund distributed $0.01621022 and $0.01827579 per share of net investment income, respectively.

On December 31, 2017, the Investor class and the Institutional class of the Short Duration Fund distributed $0.014084180 and $0.016206433 per share of net investment income, respectively.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2017, Continued

NOTE 11 – REPORT OF THE TRUST’S SPECIAL SHAREHOLDER MEETING (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) took place on March 3, 2017, to elect one new Trustee to the Board and to ratify the prior appointment of two current Trustees of the Board.

All Trust shareholders of record, in the aggregate across all Funds of the Trust, were entitled to attend or submit proxies.  As of the applicable record date, the Trust had 315,776,916 shares outstanding.  The results of the voting for each proposal were as follows:

Proposal No. 1.    Election of One New Trustee

Nominee	For Votes	Votes Withheld
David G. Mertens	206,896,354	1,556,814

Proposal No. 2.    Ratification of the Prior Appointment of Two Current Trustees of the Board

Current Trustee	For Votes	Votes Withheld
Gail S. Duree	205,321,820	3,131,348
Raymond B. Woolson	206,321,270	2,131,897

Effective March 3, 2017, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	George T. Wofford, Independent Trustee
George J. Rebhan, Independent Trustee	Raymond B. Woolson, Independent Trustee

Effective March 13, 2017, following Mr. Wofford’s resignation, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	Raymond B. Woolson, Independent Trustee
George J. Rebhan, Independent Trustee

NOTE 12 – SUBSEQUENT EVENT – TOTAL RETURN FUND (Unaudited)

On December 29, 2017, a supplement to the Total Return Fund’s March 30, 2017 summary prospectus, prospectus and statement of additional information was filed.  The investment adviser to the Total Return Fund is proposing an increase in the Fund’s contractual advisory fee.  Shareholders of the Total Return Fund will be asked to approve the amended investment advisory agreement at a special meeting of shareholders expected to be held in the first quarter of 2018.

SEMPER FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Advisors Series Trust and
Shareholders of:
Semper MBS Total Return Fund
Semper Short Duration Fund

We have audited the accompanying statements of assets and liabilities of the Semper MBS Total Return Fund and Semper Short Duration Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of November 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and with respect to Semper MBS Total Return Fund, the financial highlights for each of the four years in the period then ended and for the period July 22, 2013 (commencement of operations) through November 30, 2013, and with respect to Semper Short Duration Fund, the financial highlights for each of the four years in the period then ended. With respect to the Semper Short Duration Fund, the financial highlights for each of the two years in the period ended November 30, 2013 have been audited by other auditors whose report dated January 28, 2014 expressed unqualified opinion on such financial highlights. These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Semper MBS Total Return Fund and Semper Short Duration Fund, as of November 30, 2017, and the results of their operations, the changes in their net assets, and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2018

SEMPER FUNDS

NOTICE TO SHAREHOLDERS at November 30, 2017 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-736-7799 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available without charge, upon request, by calling 1-855-736-7799.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-855-736-7799.

SEMPER FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served	Five Years	Trustee(2)	Five Years(3)
Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	3	Trustee,
(age 71)		term;	Gamma Delta Housing		Advisors
615 E. Michigan Street		since	Corporation (collegiate		Series Trust
Milwaukee, WI 53202		March	housing management)		(for series not
		2014.	(2012 to present);		affiliated with
			Trustee and Chair		the Funds);
			(2000 to 2012),		Independent
			New Covenant Mutual		Trustee from
			Funds (1999 to 2012);		1999 to 2012,
			Director and Board		New Covenant
			Member, Alpha Gamma		Mutual Funds
			Delta Foundation		(an open-end
			(philanthropic		investment
			organization)		company with
			(2005 to 2011).		4 portfolios).

David G. Mertens	Trustee	Indefinite	Retired; formerly	3	Trustee,
(age 57)		term*;	Managing Director and		Advisors
615 E. Michigan Street		since	Vice President, Jensen		Series Trust
Milwaukee, WI 53202		March	Investment Management,		(for series not
		2017.	Inc. (a privately-held		affiliated with
			investment advisory		the Funds).
firm) (2002 to 2017).

George J. Rebhan	Chairman	Indefinite	Retired; formerly	3	Trustee,
(age 83)	of the	term;	President, Hotchkis and		Advisors
615 E. Michigan Street	Board	since	Wiley Funds (mutual		Series Trust
Milwaukee, WI 53202	and	May	funds) (1985 to 1993).		(for series not
	Trustee	2002.			affiliated with
the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

SEMPER FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served	Five Years	Trustee(2)	Five Years(3)
Raymond B. Woolson	Trustee	Indefinite	President, Apogee	3	Trustee,
(age 58)		term*;	Group, Inc. (financial		Advisors
615 E. Michigan Street		since	consulting firm) (1998		Series Trust
Milwaukee, WI 53202		January	to present).		(for series not
		2016.			affiliated with
the Funds);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
15 portfolios),
DoubleLine
Opportunistic
Credit Fund
and
DoubleLine
Income
Solutions
Fund, from
2010 to
present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	Retired; formerly	3	Trustee,
(age 70)	Trustee	term;	President, CEO, U.S.		Advisors
615 E. Michigan Street		since	Bancorp Fund Services,		Series Trust
Milwaukee, WI 53202		September	LLC (May 1991 to		(for series not
		2008.	July 2017); formerly,		affiliated with
			Manager, U.S. Bancorp		the Funds).
Fund Services, LLC
(1998 to July 2017).

SEMPER FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years
Officers

Douglas G. Hess	President,	Indefinite	Senior Vice President, Compliance and
(age 50)	Chief	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Executive	June	(March 1997 to present).
Milwaukee, WI 53202	Officer and	2003.
Principal
Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 56)	and	term; since	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	December	(October 1998 to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 46)	Treasurer	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 60)	President,	term; since	LLC and Vice President, U.S. Bank N.A.
615 E. Michigan Street	Chief	September	(February 2008 to present).
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Emily R. Enslow, Esq.	Secretary	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC
(age 31)		term; since	(July 2013 to present); Proxy Voting Coordinator
615 E. Michigan Street		December	and Class Action Administrator, Artisan Partners
Milwaukee, WI 53202		2017.	Limited Partnership (September 2012 to July 2013).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of November 30, 2017, the Trust was comprised of 45 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds and the Semper Absolute Return Bond Fund.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

SEMPER FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he was recently an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-855-736-7799.

SEMPER FUNDS

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-736-7799 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

SEMPER FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Semper Capital Management, L.P.
52 Vanderbilt Avenue, Suite 401
New York, New York 10017

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Custodian
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-736-7799 (855-SEM-PRXX)

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-855-736-7799 (855-SEM-PRXX).  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2017	FYE 11/30/2016
Audit Fees	$40,900	$40,300
Audit-Related Fees	N/A	N/A
Tax Fees	$7,000	$6,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2017	FYE 11/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2017	FYE 11/30/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)   Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)  Not Applicable

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

        (4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President/Chief Executive Officer/
Principal Executive Officer

Date    2/2/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President/Chief Executive Officer/
Principal Executive Officer

Date    2/2/2018

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer/Principal Financial Officer

Date    2/2/2018

* Print the name and title of each signing officer under his or her signature.